                                   SUBLEASE

     THIS Sublease is made and entered into as of the 15th day of July, 1994 and by and between TAMUNING CAPITAL INVESTMENT, INC., a Guam corporation ("Sublessor"), and COST-U-LESS, a Washington corporation ("Sublessee").

                                  WITNESSETH:

     WHEREAS, Sublessor entered into two (2) Subleases, both dated July, 1994 as shown with any amendments in EXHIBIT C, attached hereto and made a part hereof by reference (collectively the "Master Subleases") with Pacific Tyre Capital Investment, Inc. ("PTCI") under the terms of which PTCI, as sublessor, subleased to Sublessor a certain tract of land consisting of Parcels 3 and 4 as shown on EXHIBIT A, attached hereto and by reference made a part hereof (the "Real Property"). The Real Property is a parceling for leasehold purposes only of the property or lots under the Ground Leases described below;

     WHEREAS, PTCI acquired its leasehold interest in the Real Property from the fee owners of the Real Property by entering into the following two ground leases as shown with any amendments in EXHIBIT D, attached hereto and made a part hereof by reference (collectively, the "Ground Leases"):

          (i) That certain Lease, dated November 13, 1992, between EDUARDO G. CAMACHO and IRENE W. CAMACHO (HUSBAND AND WIFE), AND JOSEFINA C. TANAKA (A WIDOW), collectively referred to therein as "Lessors", and PTCI, referred to therein as the Lessee, as recorded in the Department of Land Management, Government of Guam, under Instrument No. 479858; and

          (ii) That certain Lease, dated April 6, 1992, by Carmelina J. Ouano (Lessor) and PTCI (Lessee), as recorded in the Department of Land Management, Government of Guam, under instrument no. 469677;

     WHEREAS, Sublessor is willing to construct a building of approximately 35,000 square feet (the "Building") on the Real Property in accordance with the plans, outlines and specifications (collectively the "Plans") which shall be provided to Sublessor by Sublessee and shall be substantially similar to the plans attached hereto as EXHIBIT B, but shall differ from the attached plans as set forth in the letter dated July 11, 1994, which is also attached as EXHIBIT B. The Real Property and the Building, collectively, are referred to herein as the "Premises"; and

     WHEREAS, Sublessor desires to sublease the Premises to Sublessee and Sublessee desires to sublease the Premises from Sublessor on the terms set forth in this instrument.
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     NOW THEREFORE, in consideration of the above and foregoing premises which are made a contractual part hereof, and in consideration of the rents and mutual covenants set forth herein, Sublessor and Sublessee agree as follows.

       1. PREMISES

     Sublessor does hereby lease and demise the Premises together with any and all improvements thereon, including, but not limited to, the Building, to Sublessee and Sublessee does hereby accept the sublease of the Premises and such improvements from Sublessor for the term and under the terms and conditions set forth herein.

       2. RECIPROCAL EASEMENTS

          2.1  GRANT OF PARKING AREA EASEMENT

     Sublessor grants to Sublessee for the term of this Sublease and all extensions thereof, a nonexclusive easement for ingress, egress and passage, both vehicular and pedestrian, and vehicle parking, in the respective areas from time to time established therefor, including any and all service roads, driveways, driveway entrances and exits, vehicle approaches, sidewalks, pedestrian walkways and vehicle parking areas, which now are or hereafter may be located on Parcels 1 and 2 as shown on EXHIBIT A (the "Parking Area"), such use to be made solely in connection with the conduct of the user's lawful business on the Real Property or any portion thereof. Sublessee shall have the right to extend the benefit of the foregoing easement to its employees, suppliers, customers, invitees, assigns and licensees during the term of this Sublease.

          2.2  SUBLESSEE'S GRANT EASEMENT

     Sublessee grants to Sublessor for the term of this Sublease and all extensions a nonexclusive easement for ingress, egress and passage, both vehicular and pedestrian, and vehicle parking, in the respective areas from time to time established therefor, including any and all service roads, driveways, driveway entrances and exits, vehicle approaches sidewalks, pedestrian walkways and vehicle parking areas, which now are or hereafter may be located on the Real Property. Sublessor shall have the right to extend the benefit of the foregoing easement to any other party including but not limited to its employees, suppliers, customers, invitees, assigns, tenants, predecessors in interest, and licensees.
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          2.3  DUTY TO DEVELOP THE PARKING AREA

     Sublessor shall initially construct and pave the roads and parking areas that comprise the Parking Area and the parking area on the Real Property, which together shall contain no less than the parking spaces required by applicable law.

          2.4  UNIMPEDED ACCESS

     Sublessee and Sublessor each agree to maintain unimpeded access at all times between and among all vehicle parking areas from time to time located on the Real Property and the Parking Area, or any portion thereof; and no fence, wall, hedge, or other barrier (other than reasonable devices for the regulation of traffic flow and the delineation of parking areas) shall be constructed or installed on the Real Property and the Parking Area, or any portion thereof, in such a manner as to interfere with such access between and among the Real Property and the Parking Area. Notwithstanding any other provision hereof, Sublessor shall have the right to erect and maintain a construction fence for a period of thirty (30) calendar days for each building or other improvement to be constructed on Parcels 1 and 2 as shown on Exhibit A attached hereto.

          2.5  NO PUBLIC DEDICATION

     Nothing contained in this Sublease shall constitute, or be construed to constitute, a dedication of any portion of the Real Property or the Parking Area to the general public or for the benefit of the general public or for any public purposes whatsoever. The easements herein granted shall be for the exclusive use of the parties hereto and those whom the parties permit to enter upon their respective premises.

          2.6  EASEMENTS RUN WITH LAND

     The easements herein granted shall run with the land.

          2.7  NO ENCROACHMENT

     Sublessor shall have the right to construct such permanent buildings and improvements on land abutting the Premises, whether now owned or subleased or hereafter acquired or subleased by Sublessor, and such buildings and improvements shall not be deemed to encroach on the easements created by this instrument, provided Sublessor provides the parking required by Paragraph 2.3 and Sublessee has ingress and egress from the Premises to and from a public thoroughfare.
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     3.  TERM

     The term of this Sublease is fifteen (15) years, subject to the Options to Extend set forth in Paragraph 6. This Sublease shall commence three (3) days after the day Sublessor notifies Sublessee in writing that the Premises are ready for Sub1essee's occupation, but only if i) a Certificate of Occupancy has been issued with respect to the Building and ii) service roads, driveways, driveway entrances and exits, vehicle approaches, sidewalks, pedestrian walkways, vehicle parking areas have been built, paved and are operational and comply with all applicable laws and ordinances (the "Commencement Date").

     4.   CONSTRUCTION OF PREMISES

          4.1  SUBLESSOR'S CONSTRUCTION

     Sublessor shall, subject to the conditions set forth below, use best efforts to construct and prepare the Premises at Sublessor's sole cost and expense, substantially in accordance with the Plans ("Sublessor's Construction"). All labor and materials which Sublessee shall require to prepare the Building for Sublessee's use other than those described in the Plans shall be furnished by Sublessee at Sub1essee's sole cost and expense. Sublessor's Construction shall be accomplished in compliance with all applicable laws, ordinances, regulations and restrictions. Sublessor shall make timely payments of all costs of Sublessor's Construction, plus related costs such as professional fees, bond and insurance premiums, interest on and charges for borrowed money, service and escrow fees, real estate taxes and assessments and similar costs. Sublessor shall, at its own expense, obtain all final administrative approvals, permits or other documentation necessary to legally perform Sublessor's Construction.

          4.2  COMMENCEMENT OF CONSTRUCTION

     If Sublessor's construction has not been commenced by that day which is one hundred eighty (180) days from the date of this Sublease, Sublessee may cancel this Sublease. If, after using its best efforts, Sublessor is unable to obtain the final administrative approvals, permits or other documents described in Paragraph 4.1 above, Sublessor may terminate this Sublease, and upon such termination, the parties shall have no further rights or liabilities hereunder.

          4.3  COMPLETION OF WORK
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     Sublessor shall not be liable or responsible for delays in Sublessor's
Construction arising out of or occasioned by strikes, accidents, acts of God, extreme weather conditions, non-delivery or a delay in delivery of materials from an off island supplier as a result of acts of God or events beyond the control of the supplier, inability or change of zoning which prohibits commercial use of the Premises, unforeseen restrictions imposed by any government or any governmental agency or other delays beyond Sublessor's control. Subject to the foregoing, Sublessor agrees to complete Sublessor's Construction not later than that day which is the same number of days after November 15, 1994 as the number of days between June 30, 1994 and the date of this Sublease ("Completion Date"). In the event any event of force majeure described above shall occur and result in delay, the Completion Date shall be extended by the number of days of excused delay. If for any reason Sublessor fails to complete Sublessor's Construction by the Completion Date (including all extensions thereof) this Sublease shall not be void or voidable, but as liquidated damages and as Sublessee's sole remedy, Sublessor shall grant Sublessee two (2) months free rent from and after the Commencement Date. If Sublessor fails to complete Sublessee's Construction by a date sixty (60) days after the Completion Date, then in addition to the two months free rent, as liquidated damages and as Sublessee's sole remedy, Sublessor shall pay to Sublessee five hundred dollars ($500) per day for each day after the sixtieth day following the Completion Date that Sublessor's Construction is not complete provided, however Sublessor shall not be liable for any liquidated damages for delays past May 1, 1995. If Sublessor fails to complete Sublessor's Construction by May 1, 1995, then Sublessee may terminate this Sublease and Sublessor shall have no further liability to Sublessee other than the liability to pay liquidated damages in the amounts provided above. If Sublessor completes Sublessor's Construction on or before the Completion Date, Sublessee shall, on the Commencement Date, pay Sublessor a completion bonus in the amount of one month's rent. For purposes of this paragraph, Sublessor shall be deemed to complete Sublessor's Construction at the point construction on the Premises is sufficiently complete for the Commencement Date to occur and the fifteen year term to commence in accordance with Paragraph 3.

          4.4  ASSIGNMENT OF WARRANTY

     Sublessor shall, and by these presents does hereby assign to Sublessee all warranties (whether express or implied) Sublessor obtains from the contractors, suppliers and manufacturers who provide labor and materials for the construction of the Premises. Upon termination of this
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Sublease, Sublessee shall reassign back to Sublessor all such warranties.

               4.4.1  WARRANTY OF SUBLESSOR'S CONSTRUCTION

     Sublessor warrants that Sublessor's Construction shall be performed in a good workmanlike manner in compliance with the Plans. This warranty shall continue until that date which is twenty-four (24) months after the Commencement Date ("Warranty Period").

               4.4.2  CORRECTION OF DEFECTS

     If, at any time during the Warranty Period, Sublessor receives from Sublessee notice of any failure to comply with the warranty set forth in Paragraph 4.4.1, Sublessor shall promptly and, at such times as Sublessee reasonably directs, satisfactorily correct such noncompliance and remedy any damage resulting from the noncompliance. All costs of correction under this paragraph shall be borne by Sublessor.

               4.4.3  SUBLESSEE'S RIGHT TO CORRECT

     If Sublessor fails to satisfactorily correct or remedy any noncompliance or damage in accordance with Paragraph 4.4.2 within thirty (30) days of Sub1essee's notification of Sublessor or commence such correction within such thirty (30) day period, then Sublessee may, but is not obligated to, perform on behalf and at the expense of Sublessor, any correction or remedy which Sublessor fails to perform in accordance with Paragraph 4.4.2. Sublessee may offset the costs of any correction under this paragraph against rent or any other sum payable to Sublessor.

     5.   RENT

          5.1  PAYMENT OF RENT

     Throughout the term of this Sublease, Sublessee shall pay monthly rent to Sublessor as rent for the Premises ("Monthly Rent"). Monthly Rent shall be paid in advance on or before the first day of each calendar month of the term of this Sublease. If the term of this Sublease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the Monthly Rent will be appropriately pro rated by the Sublessor based on the amount of rent due in the month immediately following or preceding the Commencement Date or termination day, as the case may be, of this Sublease and based on the actual number of calendar days in the commencement or termination month, as
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Cost-U-Less Sublease
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the case may be.  If the Commencement Date falls on a day other than the first day of a calendar month, then the prorated monthly rent for such month shall be paid on or before the Commencement Date. Monthly Rent shall be paid to Sublessor, without written notice or demand, in lawful money of the United States of America at Sublessor's address or to such other address as Sublessor may from time to time designate in writing.

          5.2  AMOUNT OF RENT

     The rent for the Premises shall be Six Hundred Thirty Thousand and No/100 Dollars (US$630,000.00) in the first Rent Year (as defined below) and $1,726.00 per day for each calendar day of the term prior to the first Rent Year, if any; in every subsequent Rent Year, the Rent for the Premises shall be two percent (2%) higher than the rent for the immediately preceding Rent Year. (Example: for the first Rent Year the rent is $630,000.00 payable in monthly installments of $52,500.00 per month; for the second Rent Year the rent is $642,600.00, payable in monthly installments of $53,550.00; and in the third Rent Year the rent is $655,452.00, payable in monthly installments of $54,621.00). If the Commencement Date falls on the first day of the calendar month, then the Rent Year shall begin on the Commencement Date and end one calendar year later; if the Commencement Date does not fall on the first day of a calendar month, then the Rent Year shall begin on the first day of the first calendar month beginning after the Commencement Date and shall end one calendar year later. Notwithstanding the foregoing, the monthly rent for the first Rent Year (with a resulting adjustment in the annual rent for the first Rent Year and a resulting adjustment in the monthly and annual rents for the subsequent Rent Years) shall be adjusted as follows in the following events:

     i) if the total cost of the Building and all site improvements, including without limitation, the cost of the construction of the parking lot in the rear of the Building, soil testing and site preparation expenses, costs of permits, construction period interest and taxes, but excluding land lease payments (the "Total Cost") exceeds the sum of One Million Two Hundred Thousand Dollars ($1,200,000), the monthly rent for the first Rent Year shall be increased by adding to the sum of Fifty Two Thousand Five Hundred Dollars ($52,500) the product derived by multiplying a fraction, the numerator of which is the excess of the Total Cost over the sum of One Million Two Hundred Thousand Dollars ($1,200,000) and the denominator of which is One Million Two
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Cost-U-Less Sublease
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          Hundred Thousand Dollars ($1,200,000) times the sum of Fifteen
          Thousand Four Hundred Sixteen Dollars ($15,416.00), provided such increase shall in no event cause the monthly rent for the first Rent Year to be more than Fifty-Five Thousand Five Hundred and Eighty-Four Dollars ($55,584) per month; and

     ii) if the Total Cost is less than the sum of One Million Two Hundred Thousand Dollars ($1,200,000), the monthly rent for the first Rent Year shall be decreased by subtracting from the sum of Fifty Two Thousand Five Hundred Dollars ($52,500) the product derived by multiplying a fraction, the numerator of which is the excess of One Million Two Hundred Thousand Dollars ($1,200,000) over the Total Cost and the denominator of which is One Million Two Hundred Thousand Dollars ($1,200,000) times the sum of Fifteen Thousand Four Hundred Sixteen Dollars ($15,416.00), provided such decrease shall in no event cause the monthly rent for the first Rent Year to be less than Forty-Nine Thousand Four Hundred and Seventeen Dollars ($49,417) per month.

          5.3  ACCOUNTING FOR RENT

     No payment by Sublessee or receipt by Sublessor of a lesser amount than the full amount of all rent due under this Sublease shall be deemed to be other than on account of the earliest rent or other amounts then due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction. Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance of such rent or pursue any other remedy provided for in this Sublease, or at law or in equity.

          5.4  LATE PAYMENT OF RENT

     In the event Sublessee fails to pay any portion of the rent or additional charges (as defined in Paragraph 5.6 below) by the date due or within seven (7) calendar days after Sublessor notifies Sublessee of the delinquent rent or delinquent additional charge, a late charge of five percent (5%) of the delinquent rent and delinquent additional charge shall be added to the delinquent rent and delinquent additional charge and paid to Sublessor together therewith. In addition to such late charge, any rent payment or additional charge delinquent for more than seven (7) calendar days after Sublessor notifies Sublessee, together with
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applicable late charges, shall bear interest at the rate of eighteen percent
(18%) per annum from the original due date until fully paid (including late charge and interest).

          5.5  RENT OFFSETS

     Except as expressly provided in this Sublease, rent and additional charges and all other sums payable by Sublessee hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Sublessee hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any title defect in or encumbrance upon the Premises or any part thereof which shall not limit or interfere with Sub1essee's use of the Premises; (ii) any claim which Sublessee has or might have against Sublessor; or (iii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing and whether or not Sublessor or Sublessee shall have notice or knowledge of any of the foregoing.

          5.6  ADDITIONAL CHARGES

     All taxes, assessments, insurance premiums, charges, costs and expenses which Sublessee assumes or agrees to pay under this Sublease, together with all interest and penalties that may accrue thereon in the event of Sub1essee's failure to pay the same as provided in this Sublease, and all other damages, costs and expenses which Sublessor may suffer or incur, and any and all other sums which may become due, by reason of any default of Sublessee or failure on Sub1essee's part to comply with the agreements, terms, covenants and conditions of this Sublease on Sub1essee's part to be performed shall be referred to in this Sublease as additional charges and, in the event of their nonpayment, Sublessor shall have with respect thereto all rights and remedies provided in this Sublease in the event of nonpayment of rent.

          5.7  NET LEASE

     After completion of Sublessor's Construction, all rent shall be absolutely net to Sublessor, so that this Sublease shall, except as expressly provided to the contrary in this Sublease with respect to maintenance of the Parking Area, yield net to Sublessor the rent to be paid in accordance with this Sublease. Accordingly, Sublessee hereafter shall pay, as they become due and payable, all costs, expenses, and obligations of every kind and nature, relating to the Premises (other than costs and expenses relating to the maintenance of the Parking Area), or any improvements thereon, which may
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arise or become due during the term of this Sublease including without limitation, additional charges as provided in Paragraph 5.6, all taxes and assessments as provided in Paragraph 8, all insurance premiums as provided in Paragraph 9, all maintenance, repair and restoration expenses as provided in Paragraph 10.1, and all utilities as provided in Paragraph 14. Sublessee shall furnish to Sublessor for inspection, within fifteen (15) days after payment, official receipts of the appropriate authority or other proof satisfactory to Sublessor evidencing payment of the matters referred to in this paragraph.

      6.  OPTION TO EXTEND

          6.1  OPTION

      Sublessee shall have the right to extend the term of this Sublease for two
(2) successive terms of five (5) years each ("Renewal Terms"), such extensions to be upon the covenants, terms and conditions as set forth in this Sublease, except that rent for each such extension shall be established as described below. Sublessee may exercise any Option to Extend only by written notice to Sublessor of Sub1essee's election to exercise such Option to Extend given not less than one hundred and twenty (120) days prior to the end of the then-current term, time being of the essence.

          6.2  EXTENSION RENT

      (a) The annual rent for the first Rent Year of each Renewal Term shall be equal to the fair market rental value of the leased premises at the commencement of the Renewal Term, provided however, in no event shall the fair rental value
                     ----------------
of the Premises for the first Rental Year of any Renewal Term be less than the rent for the immediately preceding Rental Year ("Fair Market Rental Value"). Thereafter, the rent shall increase for each successive one year period during the Renewal Term by two percent (2%), computed in the same manner as provided above for the base term and shall continue to be paid on a monthly basis in advance on the first day of each calendar month.

      (b) Sublessor and Sublessee shall seek to agree as to the Fair Market Rental Value within thirty (30) days after Sublessee gives Sublessor notice of its election to renew this Lease. If Sublessor and Sublessee shall not agree as to the Fair Market Rental Value within such thirty (30) day period, the Fair Market Rental Value shall be determined by appraisal as follows:
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     Within fifteen (15) days after the expiration of the above-mentioned thirty
(30) day period, Sublessor and Sublessee shall each give notice to the other stating the name and address of an impartial person to act as appraiser hereunder. The appraiser specified in each of such notices shall be a qualified M.A.I. appraiser doing business in the Territory of Guam and having not less than ten (10) years' active experience as an appraiser in Guam.

     The named appraisers shall together determine the Fair Market Rental Value within thirty (30) days after their appointment; provided, however, if either party fails to appoint an appraiser within such fifteen (15) day period, then the determination of the appraiser first appointed shall be final, conclusive and binding upon both parties. In making such determination, the appraisers shall consider the rentals at which leases are being concluded for comparable buildings in the general vicinity of the building. If the appraisers shall fail to agree upon the Fair Market Rental Value within thirty (30) days of their appointment, but the difference in their conclusions as to Fair Market Rental Value is ten percent (10%) or less of the lower of the two appraisals, the Fair Market Rental Value shall be the average of the two.

     If the two appraisers fail to agree on the Fair Market Rental Value, and the difference between the two appraisals exceeds ten percent (10%) of the lower of the two appraisals, then the appraisers shall, within ten (10) days after the expiration of such thirty (30) day period, appoint a third appraiser, similarly impartial and qualified, to determine the Fair Market Rental Value. Such third appraiser shall determine the Fair Market Rental Value within thirty (30) days of his or her appointment, and the average of the appraisals of the two closest appraisers shall be final, conclusive and binding upon Sublessor and Sublessee. Upon the determination of the annual rent for the Renewal Term, Sublessor and Sublessee shall execute and deliver to each other an agreement specifying the amount of the annual rent for the Renewal Term.

     Sublessor and Sublessee shall each pay the fees of any appraiser appointed by Sublessor and Sublessee, respectively, and Sublessor and Sublessee shall each pay one-half (1/2) of the fees of any third appraiser appointed pursuant to the provisions of this option to renew.

     7.  SUBLESSEE'S FURTHER COVENANTS

     Sublessee further covenants as follows:
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      (a) That Sublessee is a valid and existing corporation under the laws of the State of Washington, that it is duly qualified to do business in the Territory of Guam, and that it has full right and authority to enter into this Sublease. Sublessee further covenants that it shall, throughout the term of this Sublease, continue to be a valid and existing corporation in good standing under the laws of the State of Washington or under the laws of another state in the United States and shall continue to be duly qualified to do business in the Territory of Guam.

      (b) Sublessee acknowledges that neither Sublessor nor any agent of Sublessor has made any representation or warranty not contained herein with respect to the Premises or the Building or the suitability of either for the permitted use.

     8.   TAXES AND ASSESSMENTS

          8.1  SUBLESSEE'S PAYMENT

     Sublessee covenants and agrees to pay Sublessor as additional rent an amount equal to the Premises' Portion (as hereinafter defined) of all taxes and assessments, general and special, payable for or in respect of Parcels 1, 2, 3 and 4 described on Exhibit A (the "Entire Leasehold"), which first become due during the term of this Sublease, except for Sublessor's income and franchise taxes, unless the Real Property and/or the Building are separately assessed as a separate parcel in which event Sublessee shall pay Sublessor as additional rent the amount of all taxes and assessments, general and special, payable for or in respect of the Real Property and/or the Building which first become due during the term of this Sublease, except for Sublessor's income and franchise taxes. Sublessee shall pay Sublessor the Premises' Portion of all taxes and special assessments payable in respect of the Entire Leasehold or the actual amount of the taxes and special assessments separately assessed against the Premises only, within ten (10) days of presentation of a tax statement and a computation of the Premises Portion thereof (if the Premises are not separately assessed). The Premises Portion of the taxes and special assessments payable for or in respect of the Entire Leasehold including land taxes and building taxes (the "Total Taxes and Assessments") shall be computed in the following manner:

          i) the portion of the Total Taxes and Assessment attributable to the land included in the Premises shall be determined by multiplying a fraction, the numerator of which is the total square footage of the land included in the
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               Premises (including without limitation the land on which any improvements are constructed) and the denominator of which is the total square footage of all land included in the Entire Leasehold (including without limitation all land on which improvements are constructed) times the portion of the Total Taxes and Assessments attributable to the land value (the "Land Portion");

          ii) the portion of the Total Taxes and Assessment attributable to the improvements included in the Premises shall be determined by multiplying a fraction, the numerator of which is the total square footage of the gross leasable area of the improvements included in the Premises and the denominator of which is the total square footage of the gross leasable area of the improvements included in the Entire Leasehold times the portion of the Total Taxes and Assessments attributable to the improvements (the "Improvements Portion"); and

         iii) the Land Portion and Improvements Portion thus computed shall be added together to arrive at the Premises Portion of the taxes and special assessments payable for or in respect of the Entire Leasehold.


If a special assessment, whether general or special, is levied, assessed or imposed upon or against or is payable for or in respect of the Premises or any part thereof or the improvements at any time thereon, during the period commencing with the Commencement Date and ending with the expiration of the term of this Sublease for which the taxing authority allows payments to be made over a period of time, but which accrues at the time the assessment is imposed, Sublessee shall be obligated to pay only the installments maturing during the term of this Sublease.

          8.2  RIGHT TO CONTEST

     Sublessor shall institute proceedings, at Sublessor's option, to contest the validity of any tax or assessment imposed upon the Premises. Sublessor shall remit to Sublessee, Sub1essee's pro rata share of any net tax refunds received by Sublessor, if any, after deducting reasonable expenses incurred in connection therewith. Sublessee shall have the right, in its or Sublessor's name, to contest the validity of any tax or assessment which Sublessee is required
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to pay hereunder, by appropriate legal proceeding, provided that Sublessee, before instituting any such contest, receives Sublessor's prior written consent. Such contest shall be made at Sub1essee's expense and Sublessor shall remit to Sublessee any refund after deducting all reasonable expenses incurred by Sublessor and Sublessor's pro rata share of any such refund; provided, however, that such action shall not relieve Sublessee of its obligations hereunder. Sublessor agrees to cooperate fully with Sublessee in good faith during the course of such contest. Sublessee shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale therefor, under execution or otherwise, and pay any final judgment enforcing the tax or assessment so contested and thereafter promptly procure record satisfaction thereof.

          8.3  RENT TAXES

     Sublessee shall pay to Sublessor, with each payment of rent the amount of all federal, state and local (and any subdivision thereof) excise taxes, gross proceeds taxes, gross receipts taxes, transaction taxes, privilege taxes, sales taxes or like taxes now or hereafter levied or assessed upon rent, or the payment or receipt thereof, except that Sublessee shall not be obligated to pay to Sublessor any amount on account of any income tax of Sublessor.

          8.4  PERSONAL PROPERTY

     During the term of this Sublease, Sublessee shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of sublessee contained in the Premises, and when possible sublessee shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the Premises.

          8.5  FUTURE TAXES

     It is acknowledged by Sublessee and Sublessor that property tax legislation may be adopted by the Territory of Guam and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk and road maintenance, refuse removal and other governmental services formerly provided without charge to the property owners or occupants. It is the intention of Sublessee and Sublessor that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of real property taxes for purposes of this Sublease.
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      9.  INSURANCE

          9.1  KINDS AND AMOUNTS

     As additional rent for the Premises, Sublessee shall procure and maintain policies of insurance, at its own cost and expense, insuring:

      (a) The Building and all improvements at any time situated upon the Premises against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the Standard Fire and Extended Coverage Policy, all other risks of direct physical loss as insured against under Special Extended Coverage Endorsement and all loss or damage by flood, typhoon, and earthquake to the extent not covered under the Standard Fire and Extended Coverage and Special Endorsement. The insurance coverage shall be for not less than one hundred percent (100%) of the full replacement cost of the Building and such improvements, with all proceeds of insurance payable to Sublessor and with Sublessor being a named insured under such policies. The full replacement cost of the Building and all improvements shall be determined every three (3) years by an insurance appraiser selected and hired by Sublessor and paid for by Sublessee. The insurance appraiser shall submit a written report of his appraisal and if said report shows that the Building and the improvements are not insured as herein required, Sublessee shall promptly obtain such additional insurance as is required;

      (b) Sublessor, Sublessee and the lessors under the Ground Leases and the Master Subleases against all claims, demands or actions to the limit of not less than $2,000,000.00 for injury to or death of more than one person in any one occurrence, to the limit of not less than $1,000,000.00 for injury or death of one person and to the limit of not less than $200,000.00 for damage to property, made by, or on behalf of, any person or persons, firm or corporation, arising from, related to or connected with the Premises. Said liability insurance shall comprehend full coverage of the indemnity set forth in Paragraph 15.1 and 36.3. The limits of said liability insurance shall be reviewed every ten years during the term of this Sublease and all extensions for adequacy and shall be increased by such amount as may provide the same protection at the end of each ten year period as the above limits provide at the Commencement Date, taking into account the difference in the purchasing power of the dollar and the size of damage awards prevailing in Guam at the end of each ten year review period;
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      (c) Sublessor, Sublessee, the lessors under the Ground Leases and the
Master Subleases, with the same limits of coverage as provided in subsection
(b), against loss or damage by boiler or internal explosion or break down of boilers;

      (d) Sublessee against all workmen's compensation claims; and

      (e) Sublessor and Sublessee against breakage of all plate glass utilized in the Building and improvements on the Premises.

          9.2  FORM OF INSURANCE

     The aforesaid insurance shall be in companies authorized to do business in the Territory of Guam and in such form, substance and amount (where not stated above) as shall be reasonably satisfactory to Sublessor and any mortgagee of Sublessor, and shall contain standard mortgage clauses satisfactory to Sublessor's mortgagee. The aforesaid insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Sublessor and any mortgagee of Sublessor. The original insurance policies (or certificates thereof satisfactory to Sublessor) together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Sublessor at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage. All public liability, property damage and other casualty insurance policies required hereunder, shall be written as primary policies, not contributing with, or in excess of, coverage which Sublessor may carry.

          9.3  MUTUAL WAIVER OF SUBROGATION RIGHTS

     Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Sublease in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost the
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liable party shall have the right, within thirty (30) days following written notice, to pay such increased cost for the remainder of the term of this Sublease, thereby keeping this release and waiver in full force and effect). Sublessee further releases and waives subrogation rights against the lessors under the Ground Leases and the Master Subleases on the same terms provided in this paragraph.

     10.  MAINTENANCE

          10.1  SUBLESSEE'S MAINTENANCE AND REPAIRS

     Sublessee covenants and agrees, at Sub1essee's sole cost and expense, that during the term of this Sublease it will keep and maintain (i) the Premises and all improvements thereon (including without limitation the curbs, sidewalks, and parking areas adjacent to and in the rear of the Building), and (ii) all equipment, fixtures and appliances therein, in an attractive, good and safe condition and repair, ordinary wear and tear excepted, and will keep the same free from trash, nuisance or danger of fire, and provide and maintain adequate drainage and lighting thereon, and in all respects and at all times use and maintain the Premises so as to fully meet and comply with all applicable health and policy regulations and the ordinances and all other laws now in force or which may hereafter be enacted. Sublessee shall hold Sublessor free and harmless of and from all costs and liabilities for such maintenance work, and from any costs, expenses and liabilities arising from any mechanic's, laborer's or materialmen's liens arising from such maintenance work.

          10.2  SUBLESSOR'S MAINTENANCE AND REPAIRS

     Sublessor covenants and agrees that, at Sublessor's sole cost and expense, during the term of this Sublease it will keep and maintain (i) the Parking Area and (ii) all equipment, fixtures and appliances therein in an attractive, good and safe condition and repair, ordinary wear and tear excepted, and will keep the same free from trash, nuisance or danger of fire and in all respects and at all times maintain the Parking Area so as to fully meet applicable health and policy regulations and ordinances and all other applicable laws now in force or which may hereafter be enacted. Sublessor shall hold Sublessee free and harmless of and from all costs and liabilities for such maintenance work, and from any costs, expenses and liabilities arising from any mechanics', laborers' or materialmen's liens arising from such maintenance work.
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          10.3  FAILURE TO PERFORM MAINTENANCE

     If Sublessor or Sublessee fails to perform its maintenance duties with respect to any area covered by the reciprocal easements set forth in Paragraph 2, then the other party may, but is not required to, perform the maintenance duties on behalf of, and at the expense of the party failing to perform its maintenance duties.

          10.4  SUBLESSEE'S OBLIGATION TO RESTORE OR REBUILD

     In the event of damage to or destruction of the Premises by fire or other casualty then, Sublessee, at its sole expense, shall promptly restore or rebuild the Premises as nearly as possible to the condition thereof prior to such damage or destruction, provided that, upon the completion of such repairs, restoration or rebuilding, the value and rental value of the improvements upon the Premises shall be substantially equal to or greater than the value and rental value of the Building and other improvements thereon immediately prior to the happening of such fire or other casualty.

          10.5  RENT AFTER DAMAGE OR DESTRUCTION

     Rent shall not be reduced or abated during the period of such repair, restoration or rebuilding even if either the Building or other improvements are not tenantable.

          10.6  PRECONDITIONS TO REPAIR, RESTORATION OR REBUILDING

     Before Sublessee commences such repairing, restoration or rebuilding involving an estimated cost of more than Ten Thousand Dollars ($10,000.00), plans and specifications therefor, prepared by a licensed architect satisfactory to Sublessor shall be submitted to Sublessor for approval and Sublessee shall furnish to Sublessor (a) an estimate of the cost of the proposed work, certified to by said architect; (b) satisfactory evidence of sufficient contractor's comprehensive general liability insurance covering Sublessor and the lessors under the Ground Leases and Master Subleases, builder's risk insurance and workmen's compensation insurance; and (c) a performance and payment bond satisfactory in form and substance to Sublessor.

          10.7  PAYMENT FOR RESTORATION OR REBUILDING

     All sums arising by reason of loss under the insurance referred to in Paragraph 9.1 shall be available to the
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Sublessee for restoration or rebuilding of the Premises. Sublessee shall pay any excess cost of the work over the amount of insurance proceeds. Sublessee shall diligently pursue the repair or rebuilding of the improvements in a good and workmanlike manner, using only high quality workmen and materials. Sublessor shall pay out construction funds from time to time upon receipt of appropriate contractors' statements, with supporting affidavits and lien waivers.

          10.8  EXCESS INSURANCE PROCEEDS

     Any excess of money received from insurance remaining with Sublessor after the repair or rebuilding of improvements shall be paid to Sublessee.

          10.9  FAILURE TO REBUILD

     If Sublessee shall not enter upon the repair or rebuilding of the improvements within a period of ninety (90) days after damage or destruction by fire or otherwise, and prosecute the same thereafter with such dispatch as may be necessary to complete the same within a reasonable period after said damage or destruction occurs, not to exceed one hundred eighty (180) days from the date of commencement of such repair or rebuilding, then, in addition to whatever other remedies Sublessor may have either under this Sublease, at law or in equity, Sublessor may retain insurance proceeds, or the balance thereof remaining in the hands of Sublessor, as security for the continued performance and observance by Sublessee of Sub1essee's covenants and agreements hereunder, or Sublessor may terminate this Sublease and then retain the amount so held as liquidated damages resulting from the failure on the part of Sublessee to comply with the provisions of this Paragraph.

     11.  ALTERATIONS

     Sublessee shall have the right to make changes or alterations in the Building, or to construct improvements on the Premises; provided, however, the Sublessee shall not make any alterations, additions or deletions to the Building if such alteration, addition or deletion shall (i) convert the Building to a structure which is not a complete, self-contained, operating unit; (ii) be a structural change in the Building; or (iii) diminish or reduce either the parking area on the Real Property or Sublessor's ingress and egress from the Real Property. Notwithstanding the foregoing, Sublessee may make such structural changes, alterations, additions or deletions as are approved in advance by Sublessor, which approval may not be unreasonably withheld or delayed. If
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Sublessor fails to respond within thirty (30) days to any request submitted by
Sublessee under this Paragraph 11, such request shall be deemed approved by Sublessor.

     12.  LIENS

     Sublessee shall not do or suffer anything to be done whereby the Premises or any part thereof may be encumbered by any mechanic's or similar lien and if, whenever and as often as any mechanic's or similar lien is filed against said Premises, done by, for or under the authority of Sublessee or anyone claiming by, through or under Sublessee, Sublessee shall discharge the same of record, within twenty (20) days after the date of filing.

     13.  CONTEST OF LIEN CLAIMS

     Sublessee shall have the right in good faith and with reasonable diligence to contest any mechanic's or other lien claim filed against the Premises or any part thereof, if within twenty (20) days of the date of the filing of such lien, it notifies Sublessor of its intention so to do, PROVIDED, HOWEVER, Sublessee shall give to Sublessor such security as may be deemed satisfactory to Sublessor to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises by reason of non-payment thereof; and PROVIDED FURTHER that on final determination of the lien or claim for lien, Sublessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied. Sublessor agrees to cooperate fully with Sublessee in good faith during the course of such contest.

     14.  UTILITIES

     All heat, telephone, light, power, water, sewerage, trash removal, and other utilities and utility services used in, on or about the Premises shall be paid for by Sublessee prior to delinquency and shall be contracted for by Sublessee in its own name.

     15.  INDEMNITY

          15.1  INDEMNIFICATION OF SUBLESSOR

     Sublessee agrees to protect, indemnify and save Sublessor and the lessors under the Ground Leases and the Master Subleases, and each of them, harmless from and against all liability, obligations, penalties, causes of action, claims, loss, cost, damage and expense (including without limitation
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reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Sublessor and the lessors under the Ground Leases and the Master Subleases or any one or more of them by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Building and the Premises or any part thereof arising out of Sub1essee's possession, use, operation, maintenance, management or control of the Premises,
(ii) any breach of this Sublease by Sublessee and (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof.

          15.2  INDEMNIFICATION OF SUBLESSEE

     Sublessor agrees to protect, indemnify and save Sublessee harmless from and against all liability, obligations, penalties, causes of action, claims, loss, cost, damage and expense (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Sublessee by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Parking Area arising out of Sublessor's possession, use, operation, maintenance, management or control of the Parking Area, (ii) any breach of this Sublease by Sublessor and (iii) performance of any labor or services or the furnishing of any materials or other property in the respect of the Parking Area or any part thereof. Nothing contained in this paragraph shall affect Sublessee's obligation to provide the liability insurance described in Paragraph 9.1.

     16.  SUBLESSEE'S TRADE FIXTURES AND EQUIPMENT

     Sublessee may install on the Premises its trade fixtures and equipment and, at the termination of this Sublease, Sublessee shall have the right to remove trade fixtures and equipment (other than property described in Paragraph 17) installed by Sublessee within thirty (30) days of the termination of this Sublease, provided, Sublessee is not then in default and Sublessee repairs any damage to the Premises resulting from such removal. If Sublessee does not remove Sublessee's furniture, machinery, equipment, trade fixtures and all other items of personal property of every kind and description from the Premises within thirty (30) days of Sublessor's request after the termination of the Sublease, however ended, Sublessor may, at its option, remove the same and deliver the same to any other place of business of Sublessee or warehouse the same, and Sublessee shall pay Sublessor's cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal),
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delivery and warehousing on demand, or Sublessor may treat such property as having been conveyed to Sublessor with this Sublease operating as a Bill of Sale, without further payment or credit by Sublessor to Sublessee.

     17.  CONDITION OF PREMISES AT END OF TERM

     At the end of the term of this Sublease, Sublessee shall leave and deliver the Building and the Premises in as good a condition and substantial repair as they were when delivered to Sublessee with the exception of usual wear and tear. The Building shall include, without limitation, all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment, together with all duct work. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Premises placed there by Sublessee shall become Sublessor's property and shall remain upon the Premises upon such termination of this Sublease by lapse of time or otherwise, without compensation or allowance or credit to Sublessee, unless Sublessor requests their removal in writing at or before the time of such termination of this Sublease. If Sublessor so requests removal of said additions, hardware, non-trade fixtures and all improvements and Sublessee does not make such removal within ten (10) days after said termination, Sublessor may remove the same and deliver the same to any other place of business of Sublessee or warehouse the same, and Sublessee shall pay the cost of such removal, delivery and warehousing to Sublessor on demand.

     18.  USE

     (a) Sublessee shall use and occupy the Premises only to operate a discount retail store, and other uses commonly associated therewith, including, but not limited to, a tire shop, a bakery and a butcher shop (the "Permitted Business"). No other use of the Premises may be made without the prior written consent of Sublessor. Sublessee agrees not to commit or permit any waste of the Premises. Sublessee agrees to comply with all laws, ordinances, regulations and conditions, covenants, and restrictions, public or private, affecting the Premises and not to suffer or permit any act to be done in or about the Premises in violation thereof.

     (b) In addition to and not in limitation of the foregoing, Sublessee shall neither use, generate, manufacture, produce, store or Release (as hereinafter defined) on, or dispose of, under or about the Premises, or transfer to or from the Premises, any amount of any Hazardous Substance (as hereinafter defined) nor knowingly permit any third party to
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do so, except in compliance with all applicable Environmental Law (as hereinafter defined), and Sublessee will indemnify and hold Sublessor and its successors in interest and assigns harmless from all claims, expenses, costs, including attorneys' fees, and actions which may result or be asserted from or in connection with any Hazardous Substance (as hereinafter defined) arising out of Sub1essee's possession, use, operation, maintenance, management or control of the Premises

     (c) The term "Release" as used in this Sublease shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injection, escaping, leaching, disposing, or dumping, or the threat of any of the foregoing.

     (d) The term "Environmental Law" as used in this Sublease shall mean any federal, territorial, state or local statute, ordinance, or regulation pertaining to the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. ("RCRA"); and any Guam environmental law presently in effect or hereafter enacted, and all successor statutes and amendments and all rules adopted and guidelines promulgated pursuant to the foregoing.

     (e) The term "Hazardous Substance" as used in this Sublease shall include:

         (i) those substances included within the definitions of "hazardous substances," "hazardous material," or "toxic substances" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., as same may hereafter be amended from time to time, and in the regulations promulgated pursuant thereto, as same may be amended from time to time;

         (ii) those substances defined as "hazardous substances" in any Guam environmental law presently in effect or hereafter enacted, as same may be amended from time to time, and in rules adopted or guidelines promulgated pursuant thereto, as same may be amended from time to time;

         (iii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental
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     Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto), as same may be amended from time to time; and

         (iv) all other substances, materials, and wastes that are, or that become, regulated under, or that are classified as hazardous or toxic under, any Environmental Law. For such substances, materials, and wastes that first become subject to regulation after the date hereof, Sublessee shall have the period of time permitted by law or administrative decision, or if no such period of time is specified (unless a period of time is expressly prohibited), then a reasonable period of time not to exceed 180 days, within which to effect compliance with all applicable Environmental Laws.

     19.  QUIET ENJOYMENT

     Sublessor covenants and warrants that it has a good and marketable leasehold interest in the Premises, that it has full right and lawful authority to enter into this Sublease for the full term hereof, that Sublessee will be put in possession of the Premises when Sublessee is entitled hereunder, and that Sublessee, upon paying the rent and performing all of the terms, conditions and provisions of this Sublease to be performed by Sublessee, shall peacefully and quietly have, hold and enjoy the Premises for the full term of this Sublease, and any extension thereto, subject to the provisions herein contained; provided, however, that this Sublease and the Premises are subject to the easements, covenants, agreements, encumbrances and restrictions of record on the date of this Sublease, the reciprocal easement described in Paragraph 2 supra, and the rights of the lessors under the Ground Leases and the Master Subleases. If there is any conflict between this Sublease and the Master Subleases then the Master Subleases and any future amendments shall control. If there is any conflict between this Sublease and the Ground Leases then the Ground Leases and any future amendments shall control.

     20.  SIGNS

     Sublessee may, at Sub1essee's own risk, lawfully erect signs concerning the business of Sublessee or displaying Sub1essee's name on the Building, and the roof thereof, if permitted by local regulations, but in doing so Sublessee agrees to maintain said signs in a good state of repair, save Sublessor harmless from any loss, cost or damage as a result of the erection, maintenance, existence or removal of the same at the end of the term of this Sublease and shall repair any
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damage which may have been caused by the erection, existence, maintenance or removal of such signs.

     21.  PERSONAL PROPERTY

     All personal property of every kind or description that may at any time be in the Premises shall be at Sub1essee's sole risk, or at the risk of those claiming under Sublessee, and Sublessor shall not be liable for any damage to said property or loss suffered by the business or occupation of Sublessee caused in any manner whatsoever, except as may be caused by the negligence of Sublessor or its agents or employees.

     22.  WASTE

     Sublessee shall use and occupy the premises in a careful, safe and lawful manner and not commit or permit any waste therein.

     23.  NON-WAIVER

     No waiver of any breach of any covenant or condition of this Sublease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant hereof. Acceptance of rent after a breach of Sublessee of a provision of this Sublease shall not constitute a waiver of any such breach.

     24.  DEFAULT

          24.1  SUBLESSEE'S DEFAULT

     The following shall constitute an event of default, as that term is used in this Sublease:

     (a) Sublessee shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Sublessee asking reorganization of Sublessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any United States Territory or State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

     (b) Sublessee shall file or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or
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     purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Sublessee shall institute any proceedings or give its consent to the institution of any proceedings for relief of Sublessee under any bankruptcy or insolvency laws of any jurisdiction or the laws of any jurisdiction relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

     (c) Sublessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Sublessee or any of the property of Sublessee; or

     (d) A decree or order appointing a receiver of the property of Sublessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; and

     (e) Sublessee shall vacate the Premises or abandon the same during the term hereof; or

     (f) Sublessee shall default in any monthly payments of rent required to be made by Sublessee hereunder when due as herein provided with a grace period of ten (10) days allowed; or

     (g) Sublessee shall fail to contest the validity of any lien or claimed lien and give security to Sublessor to insure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for fifteen (15) days after notice thereof in writing to Sublessee; or

     (h) Sublessee shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Sublessee, and such default shall continue for thirty (30) days after notice thereof in writing to Sublessee.

Upon the occurrence of any one or more of such events of default, Sublessor may terminate this Sublease. Upon termination of this Sublease, Sublessor may re-enter the Premises with or without process of law using such force as may be necessary, and remove all persons, fixtures, and chattels therefrom and Sublessor shall not be liable for any damages resulting therefrom. Such re-entry and repossession
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shall not work a forfeiture of the rents to be paid and the covenants to be performed by Sublessee during the full term of this Sublease. Upon such repossession of the Premises, Sublessor shall be entitled to recover as liquidated damages and not as a penalty a sum of money equal to the value of the rent and other sums provided herein to be paid by Sublessee to Sublessor for the remainder of the term of this Sublease, less the fair rental value of the Premises for said period. Upon the happening of any one or more of the above-mentioned events Sublessor may repossess the Premises by forcible entry or detainer suit, or otherwise, without demand or notice of any kind to Sublessee (except as hereinabove expressly provided for) and without terminating this Sublease, in which event Sublessor may, but shall be under no obligation so to do, relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Sublessor (including the right to relet the Premises for a term greater or lesser than that remaining under the term of this Sublease, and the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Sublessor may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If Sublessor does not relet the Premises, Sublessee shall pay to Sublessor on demand as liquidated damages and not as a penalty a sum equal to the amount of the rent, and other sums provided herein to be paid by Sublessee for the remainder of the term of this Sublease. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commissions), to satisfy the rent herein provided to be paid for the remainder of the term of this Sublease, Sublessee shall pay to Sublessor on demand any deficiency and Sublessee agrees that Sublessor may file suit to recover any sums falling due under the terms of this paragraph from time to time. If default shall be made in any covenant, agreement, condition or undertaking herein contained to be kept, observed and performed by Sublessee, other than the making of any payments as herein provided, which cannot with due diligence be cured within a period of thirty (30) days, and if notice thereof in writing shall have been given to Sublessee, and if Sublessee, prior to the expiration of thirty
(30) days from and after the giving of such notice, commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then Sublessor shall not have the right to

Cost-U-Less Sublease
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declare the said term ended by reason of such default or to repossess without terminating the Sublease; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Sublessor to declare the said term ended or to repossess without terminating the Sublease, and to enforce all of its right and remedies hereunder for any other default not so cured.

          24.2  SUBLESSOR'S DEFAULT

     In the event of any alleged default in the obligation of Sublessor under this Sublease, Sublessee will deliver to Sublessor written notice listing the reasons for Sublessor's default and Sublessor will have thirty (30) days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a thirty (30) day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Sublessor will be sent to any holder of a mortgage or beneficiary of a deed of trust on the Premises of which Sublessee has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

          24.3  REMEDIES CUMULATIVE

     Except as otherwise expressly provided herein, no remedy herein or otherwise conferred upon or reserved to Sublessor or Sublessee shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Sublease to Sublessor or to Sublessee may be exercised from time to time and as often as occasion may rise or as may be deemed expedient. No delay or omission of Sublessor as Sublessee to exercise any right or power arising from any event of default, shall impair such right or power or shall be construed to be a waiver of such default or any acquiescence therein. Neither the rights herein given to receive, collect, sue for or distrain for any rent or rents, moneys or payments, or to enforce the terms, provisions and conditions of this Sublease, or to prevent the breach or non-observance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Sublessor to declare the term of this Sublease hereby granted ended, and to terminate this Sublease as provided for in this Sublease, or to repossess without terminating this Sublease, because of any default in or breach of the covenants, provisions or conditions of this Sublease.

Cost-U-Less Sublease
Page 29

     25.  CONDEMNATION

          25.1  WHOLE TAKING

     If the whole of the Premises, or so much thereof, including however a portion of the Building and other improvements, shall be taken or condemned for a public or quasi-public use or purpose by any competent authority and as a result thereof the balance of the Premises cannot be used for the same purpose as expressed in Paragraph 18(a), then and in either of such events, the term of this Sublease shall terminate when possession of the Premises shall be so taken and surrendered, and any award, compensation or damages (hereinafter sometimes called the "award"), shall be paid to and be the sole property of Sublessor whether such award shall be made as compensation for diminution of the value of the leasehold or the fee of the Premises or otherwise and Sublessee hereby assigns to Sublessor all of Sub1essee's right, title and interest in and to any and all such award. Sublessee shall continue to pay rent until the term of this Sublease is terminated and any taxes and insurance premiums paid by Sublessee, shall be adjusted between the parties.

          25.2  PARTIAL TAKING

     If only a part of the Premises shall be so taken or condemned, and although as a result thereof the balance of the Premises can be used for the same purpose as expressed in Paragraph 18(a), the Sublessee in good faith reasonably determines that its use will be materially adversely impaired by the taking, either party may terminate this lease upon notice to the other, provided, such
                                                                --------
notice is given prior to the tenth day following the first date the Condemner has a right to possession of the part taken. In all other cases in which only a part of the Premises shall be taken or condemned and the balance can be used for the same purpose as expressed in Paragraph 18 (a), this Sublease shall not terminate and Sublessee, at its sole cost and expense, shall repair and restore the Premises and all improvements thereon. Sublessee shall promptly and diligently proceed to make a complete architectural unit of the remainder of the improvements first complying with the procedure set forth in Paragraph 10.2 and
10.3. For such purpose Sublessor shall receive and hold in trust the amount of the award relating to the Building and improvements and shall disburse such award to apply on the cost of said repairing or restoration in accordance with the procedure set forth in Paragraph 10.2 and 10.3. If Sublessee does not make a complete architectural unit of the remainder of the improvements within a reasonable period after such taking or condemnation, not to exceed one hundred eighty (180)

Cost-U-Less Sublease
Page 30


days, then, in addition to whatever other remedies Sublessor may have either under this Sublease, at law or in equity, Sublessor may retain the entire award or the balance thereof remaining in the custody of Sublessor, as the case may be, as liquidated damages resulting from the failure of Sublessee to comply with the provisions of this paragraph. Any portion of such award as may not have to be expended for such repairing or restoration shall be paid to Sublessor. There shall be no abatement or reduction in any rental because of such taking or condemnation.

     26.  NOTICES

     All notices, demands or communication required or permitted to be given hereunder shall be in writing and may be personally delivered or mailed by certified or registered mail, addressed to the respective parties, and shall be deemed to have been fully given or made when personally delivered, when transferred by facsimile to a party at the Fax telephone number set forth below for that party, when delivered by overnight courier, or if mailed, three (3) calendar days following the deposit thereof with the United States Postal Service, registered or certified, postage prepaid, and addressed to the respective parties as follows:

     Sublessor:      Tamuning Capital Investment, Inc.
                     3443 North Central Avenue, Suite 1111
                     Phoenix, Arizona 85012
                     Attn:  Harold Friend, President
                     Fax telephone number: (602) 279-1005

     Sublessee:      Cost-U-Less
                     1810 15th Place, N.W., Suite 203
                     Issaquah, Washington 98027
                     Attn:  Jim Rose
                     Fax telephone number: (206) 641-3383

     Any party may change the address to which notices are to be given or the Fax telephone number to which notices may be facsimile transferred by giving notice as above provided.

     27.  ASSIGNMENT, SUBLEASE AND MORTGAGE

     (a) Sublessee shall not have the right without Sublessor's prior written consent, which consent shall not be unreasonably withheld: (i) to mortgage or encumber Sub1essee's leasehold interest; (ii) to sublet the Premises; or (iii) to assign this Sublease. Within forty-five (45) days after Sublessee has requested Sublessor's consent to mortgage

Cost-U-Less Sublease
Page 31


or encumber Sub1essee's leasehold interest, or to sublet the Premises, or to assign this Sublease, Sublessor shall consent to or deny the request. If the request is denied, then Sublessor shall state in writing the reasons or grounds for its denial. Sublessor shall not be deemed to have unreasonably withheld consent in the event the prospective assignee or subtenant fails to provide reasonable documents and evidence that (i) it has had for at least three continuous years immediately prior to the proposed assignment or sublease a net worth equal to or greater than that of Sublessee during the same period, and
(ii) the proposed assignee or sublessee, or any of its full time and regularly employed corporate officers or general partners (if the assignee or sublessee is a corporation or partnership) has at least five (5) years bona fide, personal management experience in the business in which the proposed assignee or sublessee is involved. If no consent or denial is received by Sublessee within such forty-five (45) day period, then such request shall be deemed as approved by Sublessor.

     (b) Sublessor and Sublessee agree that: (i) a devolution by operation of law (including without limitation, merger or consolidation); (ii) a change in ownership of stock in Sublessee exceeding fifty percent (50%) of the issued and outstanding stock of Sublessee at the date first above written; (iii) licensing the use of all or a portion of the Premises, even though on a non-exclusive basis; and (iv) any device designed to circumvent the foregoing definitions (the "good faith" of Sublessee not being relevant in assessing whether a circumvention has occurred) shall, in each instance, be deemed a subleasing or assignment, as the case may be, within the meaning of Paragraph 27(a) requiring Sublessor's consent as provided in Paragraph 27(a), provided, however, the
                                                    --------
provisions of subparagraph 27(b) (i) and (ii) shall not apply to any devolution by operation of law or change in ownership and such transactions may occur without Sublessor's consent, if the outstanding common stock of Sublessee is publicly traded.

     (c) Any attempted assignment, subleasing or mortgaging, including any involuntary transfers or assignments by operation of law, without Sublessor's written consent shall be void and confer no rights upon any third person. A consent by Sublessor to one assignment, sublease or mortgage shall not operate as a waiver of Paragraph 27(a) as to any further assignment, sublease or mortgage, and Paragraph 27(a) shall apply to any assignee, sublessee or mortgagee.

     (d) Sublessor shall have the right to assign its interest under this Sublease. Upon receipt of notice of such

Cost-U-Less Sublease
Page 32


assignment, Sublessee shall look solely to the new assignee for the performance of all obligations of Sublessor under this Sublease.

     28.  SUCCESSORS AND ASSIGNS

     This Sublease shall run with the land and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and any other person or persons claiming to hold or exercise any interest by, under or through either of the Parties.

     29.  NON-MODIFICATION

     It is mutually agreed that the covenants and conditions herein contained are the full and complete terms of this Sublease and that no alterations, amendments, modifications or waivers of the same shall be binding unless first reduced to writing and signed by both parties hereto.

     30.  MEMORANDUM OF SUBLEASE

     It is mutually agreed that this Sublease will not be recorded, but that the parties will execute a written memorandum acknowledging the tenancy which may be recorded in the records of the Department of Land Management, Government of Guam.

     31.  ATTORNEYS' FEES

     In the event of any action or proceeding is instituted in connection with any controversy arising out of this Sublease or to enforce any provision of this Sublease, the substantially prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary expenses expended or incurred in connection with such action or proceeding in addition to any other relief to which such party may be entitled.

     32.  EFFECT OF INVALIDITY

     If any term or provision of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of the terms and provisions to persons and circumstances other than those to which it had been held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

Cost-U-Less Sublease
Page 33


     33.  APPLICABLE LAW

     This Sublease and all questions relating to its validity, interpretation, performance and enforcement shall be construed, interpreted and governed in accordance with the substantive and procedural laws of Guam, notwithstanding any Guam or other conflict-of-law provisions to the contrary.

     34.  HOLD-OVER

     If Sublessee remains in possession of the Premises after the expiration of the term of this Sublease without the express written consent of Sublessor and without executing a new lease, then such holding over shall be construed as a month-to-month tenancy, subject to all the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a month-to-month tenancy. During such tenancy Sublessee agrees to pay to Sublessor as monthly rental one hundred fifty percent (150%) of the rental as set forth herein, unless a different rate is agreed upon, and to be bound by all of the terms, covenants and conditions as herein specified, so far as applicable.

     35.  APPROVAL BY GROUND LESSOR

     Either party may cancel this lease without liability of either party to the other if EDUARDO G. CAMACHO and IRENE W. CAMACHO (HUSBAND AND WIFE) AND JOSEFINA
C. TANAKA (A WIDOW) fail to execute a consent to this Sublease in the form annexed hereto as Exhibit E on or before the fifteenth day following the date first above written. Either party shall exercise the foregoing option by delivering notice of cancellation of this Sublease to the other during the period commencing with the sixteenth day following the date first above written and ending the twenty fifth day following the date first above written, both dates inclusive, time being of the essence. This condition shall be conclusively deemed waived if neither party gives the notice described in the immediately preceding sentence.

     36.  ENVIRONMENTAL

          36.1  SUBLESSOR'S WARRANTIES

     Sublessor warrants and represents that, to the best of its knowledge, any use, storage, treatment or transportation of Hazardous Substances which has occurred in or on the Premises prior to the date hereof has been in compliance with

Cost-U-Less Sublease
Page 34


all applicable federal, state and local laws, regulations and ordinances. Sublessor additionally warrants and represents that, to the best of its knowledge, no release, leak, discharge, spill, disposal or emission of Hazardous Substances has occurred in, on or under the Premises, and that the Premises are free of Hazardous Substances as of the date hereof.

          36.2  SUBLESSOR'S INDEMNITY

     Sublessor agrees to indemnify and hold harmless Sublessee from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the term of this Sublease from or in connection with the presence or suspected presence of Hazardous Substances Released in or on the Premises prior to the Commencement Date, unless the Hazardous Substances are present solely as a result of the acts of Sublessee, Sublessee's agents, licensees, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision.

          36.3  SUBLESSEE'S INDEMNITY

     Sublessee agrees to indemnify and hold harmless Sublessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the term of this Sublease, from or in connection with the presence or suspected presence of Hazardous Substances Released in or on the Premises after Sublessee takes possession of the Premises unless the Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Sublessor, Sublessor's agents, licensees, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision.

     37.  NEGOTIATION AND CONSTRUCTION

     (a) The express terms of this Sublease control and supersede any course of dealing, usage of trade or course of performance inconsistent with its terms. If any exhibits

Cost-U-Less Sublease
Page 35


described in this Sublease have not been attached as completed exhibits at execution of this Sublease, they shall be incorporated into this Sublease upon delivery to each of the parties hereto and shall relate back to the effective date of this Sublease.

     (b) The headings contained in this Sublease are for convenience and reference only and shall not be used to interpret or construe its provisions. This Sublease and each of the terms and provisions hereof are deemed to have been explicitly negotiated between the parties, and the language in all parts of this Agreement shall, in all cases, be construed according to its fair meaning and not strictly for or against either party.

     38.  SECURITY DEPOSIT

     Sublessee shall deposit with Sublessor contemporaneously with the execution of this Sublease an amount equal to the sum of One Hundred Twenty-one Thousand Seven Hundred Seventy-three and No/100 Dollars (US$121,773.00) (the "Security Deposit") as security for the full performance of this Sublease. If Sublessee defaults under any provision of this Sublease, Sublessor shall be entitled, at Sublessor's option and in addition to all other rights and remedies available to Sublessor, to apply or retain the whole or any part of the Security Deposit for the payment of any rent or any other charge due Sublessor or any other sum that Sublessor may spend or become obligated to spend by reason of Sublessee's default. If the Security Deposit is so used or applied, Sublessee shall, within ten (10) days after written demand, deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to its original amount. Sublessor shall not be required to keep the Security Deposit separate from its general funds and Sublessee shall not be entitled to interest on the Security Deposit. The Security Deposit or any balance thereof shall be returned to Sublessee after Sublessor is able to determine the final amounts of Sublessee's obligations upon the expiration or termination of this Sublease. If Sublessor transfers Sublessor's interest in the Premises during the term of this Sublease, Sublessor may transfer the Security Deposit to any subsequent owner and Sublessee hereby releases Sublessor from all liability for the return of the Security Deposit, provided the transferee assumes Sublessor's obligations hereunder with respect
--------
to the Security Deposit. Sublessee shall not assign, pledge, mortgage, or otherwise hypothecate its interest in the Security Deposit.

     39.  ESTOPPEL CERTIFICATE

Cost-U-Less Sublease
Page 36


          39.1  TERMS OF ESTOPPEL CERTIFICATE

     Sublessee shall at any time within twenty (20) days after written request by Sublessor, execute, acknowledge and deliver to Sublessor a statement in writing: (i) certifying that this Sublease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Sublease, as so modified, is in full force and effect) and the date to which the rents and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Sublessee's knowledge, any uncured defaults on the part of Sublessor hereunder, or specifying such defaults if any are claimed; and (iii) certifying or acknowledging such other matters that Sublessor may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or any part thereof.

          39.2  FAILURE TO DELIVER

     Sublessee's failure to deliver such statement shall be conclusive upon Sublessee that: (i) this Sublease is in full force and effect, without modifications except as expressly represented otherwise by Sublessor; (ii) Sublessor is not in default under the Sublease; and (iii) not more than one (1) month's rent has been paid in advance.

     40.  SUBORDINATION, ATTORNMENT AND NONDISTURBANCE

          40.1  SUBORDINATION OR SUPERIORITY

     At Sublessor's option, this Sublease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises or any part thereof and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof without the execution and delivery of any instruments on the part of Sublessee. Any mortgagee or trustee shall have to option to give the rights and interest of Sublessee under this Sublease priority over the lien of its mortgage or deed of trust. In the event of either such option and upon notification by such mortgagee or trustee to Sublessee to that effect, the rights and interest of Sublessee under this Sublease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage or trust deed, whether this Sublease is dated prior to or subsequent to the date of said mortgage or trust deed.

Cost-U-Less Sublease
Page 37


          40.2  AGREEMENTS

     Sublessee agrees to execute any agreements reasonably required to effectuate such subordination or to make this Sublease subordinate to the lien of any mortgage, deed of trust, or ground lease.

          40.3  ATTORNMENT

     Sublessee hereby agrees, at the written request of the lienholder or the purchaser of Sublessor's interest pursuant to foreclosure or other proceedings, to attorn to such lienholder or purchaser or, at such lienholder's or purchaser's option, to enter into a new lease for the balance of the term upon the same terms and conditions as this Sublease.

     41.  NO BREACH OF THE GROUND LEASES AND THE MASTER SUBLEASES

     Sublessee shall not do or permit to be done any act or thing which constitutes a breach or violation of any term, covenant or condition of either the Ground Leases or the Master Subleases by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

     42.  TERMINATION OF GROUND LEASES OR MASTER SUBLEASES

     If for any reason the term of the Ground Leases or the Master Subleases terminates prior to the expiration date of this Sublease, Sublessor shall not be liable to Sublessee by reason thereof unless (a) Sublessee is not then in default hereunder and (b) said termination is effected because of the breach or default of Sublessor under the Master Subleases or either of them.

     43.  SURVIVAL

     All representations and warranties made by either party shall survive the expiration or sooner termination of this Sublease.

     44.  SUBLESSEE'S FINANCIAL STATEMENT

     Sublessee shall furnish Sublessor annually within one hundred and twenty
(120) days after the end of each of Sublessee's fiscal years a copy of its annual audited and certified statement. It is mutually agreed that Sublessor may deliver a copy of such statements to its mortgagee, but

Cost-U-Less Sublease
Page 38


otherwise Sublessor shall keep such statements and information contained therein confidential.

     45.  LENDER'S REQUIREMENTS

     If any mortgagee or committed financier of Sublessor should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Sublease be amended or supplemented in any manner, Sublessor shall give written notice thereof to Sublessee, which notice shall be accompanied by a Sublease Supplement Agreement embodying such amendments and supplements. Sublessee shall, within twenty (20) days after the effective date of Sublessor's notice, either consent to such amendments and supplements (which consent shall not be unreasonably withheld) and execute the tendered Sublease Supplement Agreement, or deliver to Sublessor a written statement of its reason or reasons for refusing to so consent and execute. Failure of Sublessee to respond within said twenty (20) day period shall be a default under this Sublease.

     46.  SUBLESSOR

     The term "Sublessor" as used in this Sublease, so far as covenants or obligations on the part of Sublessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the subleasehold interest created under the Master Sublease, and in the event of any transfer or transfers of the title to such subleasehold interest, the original Sublessor (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Sublessor contained in this Sublease thereafter to be performed; provided that any funds in the hands of such Sublessor or the then grantor at the time of such transfer, in which Sublessee has an interest, shall be turned over to the grantee, and any amount then due and payable to Sublessee by Sublessor or the then grantor under any provisions of this Sublease, shall be paid to Sublessee.

     47.  INSPECTION

     Sublessor, or Sublessor's agent, may enter the Premises at any reasonable time and in a manner that does not interfere with Sublessee's business, for the purpose of inspecting the same, or of making repairs which Sublessee may neglect or refuse to make in accordance with the covenants and agreements of this Sublease, and also for the purpose of showing the

Cost-U-Less Sublease
Page 39


Premises to persons wishing to purchase the same, or at any time within one (1) year prior to the expiration of the term of this Sublease, to persons wishing to rent the Premises. Sublessee shall within one hundred and twenty (120) days prior to the expiration of the term of this Sublease, permit the usual notice of "To Let" or "For Sale" to be placed on the Premises and to remain thereon without molestation.

     48.  EXECUTION AND COUNTERPARTS

     This Sublease may be executed by the parties in counterparts, which, taken together, constitute the entire lease. The signature of any party to this Sublease may be sent by facsimile and if so sent shall be treated as if delivered in person as an original signature.

     49.  CONSENT REQUIREMENT

     Wherever this Sublease requires the consent of either the Sublessor or the Sublessee, that consent may not be unreasonably withheld.

     50.  MORTGAGE CONTINGENCY

     This Sublease is contingent upon Sublessor obtaining financing for Sublessor's Construction ("Construction Financing") within thirty (30) days of the date of this Sublease. If, after using best efforts, Sublessor is unable to obtain Construction Financing, then Sublessor may, by written notice to Sublessee within forty (40) days of the date of this Sublease, terminate this Sublease without further right or obligation for Sublessor or Sublessee.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first above written.

                                   Sublessor:

                                   TAMUNING CAPITAL INVESTMENT,
                                   INC., a Guam corporation

                                   By /s/ Harold Friend
                                     -----------------------
                                     Harold Friend
                                     President

Cost-U-Less Sublease
Page 40



                              Sublessee:

                              COST-U-LESS,
                              a Washington corporation

                              By /s/ Michael J. Rose
                                --------------------
                              Name:  Michael J. Rose
                              Title: CEO


STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     On this 15th day of July, 1994, before me, the undersigned, personally appeared Harold Friend, who acknowledged himself to be the President of Tamuning Capital Investment, Inc., a Guam corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Jack A. Harvey

                              Notary Public

My Commission Expires:
    May 26, 1995


STATE OF WASHINGTON           )
                              )  ss.
COUNTY OF Pierce              )



     On this 14th day of July, 1994, before me, the undersigned, a Notary Public in and for the State of Washinqton, duly commissioned and sworn, personally appeared Michael J. Rose, to me known to be the person who signed as CEO of COST-U-LESS, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to

Cost-U-Less Sublease
Page 41


execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


[NOTARY SEAL APPEARS HERE]               /s/ Julianne M. Hazen
                                         (Signature of Notary)

                                         Julianne M. Hazen
                                         (Print or stamp name of notary)

                                         NOTARY PUBLIC in and for the
                                         State of Washington, residing at

                                         Gig Harbor, WA 98335

                                         My Appointment Expires: 4-6-96

                                  EXHIBIT "A"

                      [MAP OF TAMUNING COMMERCIAL CENTER]

                                  EXHIBIT "A"

                      [MAP OF TAMUNING COMMERCIAL CENTER]

Cost-U-Less Sublease
Page 43


                                   EXHIBIT B

                                     PLANS

           (For American Samoa Store and a letter from Cost U Less's architect explaining the differences.)

--------------------------------------------------------------------------------
                   )
                   )
RECORDATION        )
                   )
DEPARTMENT         )
                   )
OF                 )
                   )
LAND               )
                   )
MANAGEMENT         )
                   )
                   )
--------------------------------------------------------------------------------


                                    SUBLEASE

                                    PARCEL 3

THIS Sublease is made effective and entered into July 1, 1994, by and between PACIFIC TYRE CAPITAL INVESTMENT, INC., a Guam corporation ("Sublessor"), and TAMUNING CAPITAL INVESTMENT, INC., a Guam corporation ("Sublessee").

                              W I T N E S S E T H:

     FOR AND IN CONSIDERATION of the payment of rent and of the covenants, terms, and conditions herein, the parties agree as follows:

     1    PARCEL 3: Sublessor hereby subleases to Sublessee "Parcel 3"
          --------
consisting of Lot No. 2145-REM-6NEW-R3, Dededo, Guam, containing an area of 72,773 +/- square feet, as shown on Exhibit "A" attached to, and by this reference incorporated in, this Sublease and subject to the easements as recorded in the Department of Land Management, Government of Guam, under Instrument No.278081. Parcel 3 is a parcelling for leasehold purposes only of the property or lots under the Ground Lease described in paragraph 23 below. The Ground Lease is recorded in the Department of Land Management, Government of Guam, as Instrument No.479857.

      2   RECIPROCAL EASEMENTS
          --------------------

          (a) Sublessor's Grant of Easement
              -----------------------------

     Sublessor grants to Sublessee for the term of this Sublease and all extensions thereof, a nonexclusive easement for ingress, egress and passage, both vehicular and pedestrian, and vehicle parking, in the respective areas from time to time established therefor, including any and all service roads, driveways, driveway entrances and exits, vehicle approaches, sidewalks,

                           Exhibit "C" Page 1 of 25

Sublease - Parcel 3
Page 2

pedestrian walkways and vehicle parking areas, which now are or hereafter may be located on Parcels 1, 2, and 4 as shown on Exhibit "A". Sublessee shall have the right to extend the benefit of the foregoing easement to its employees, suppliers, customers, invitees, assigns, tenants, predecessors in interest, and licensees during the term of this Sublease.

          (b)  Sublessee's Grant of Easement
               -----------------------------

     Sublessee grants to Sublessor for the term of this Sublease and all extensions a nonexclusive easement for ingress, egress and passage, both vehicular and pedestrian, and vehicle parking, in the respective areas from time to time established therefor, including any and all service roads, driveways, driveway entrances and exits, vehicle approaches, sidewalks, pedestrian walkways and vehicle parking areas, which now are or hereafter may be located on Parcel
3. Sublessor shall have the right to extend the benefit of the foregoing easement to any other party including but not limited to its employees, suppliers, customers, invitees, assigns, tenants, predecessors in interest, and licensees.

          (c)  Unimpeded Access
               ----------------

     Sublessee and Sublessor each agree to maintain unimpeded access at all times between and among all vehicle parking areas from time to time located on Parcels 1, 2, 3, and 4, or any portion thereof; and no fence, wall, hedge, or other barrier (other than reasonable devices for the regulation of traffic flow and the delineation of parking areas) shall be constructed or installed on Parcels 1, 2, 3, and 4, or any portion thereof, in such a manner as to interfere with such access between and among Parcels 1, 2, 3, and 4. Notwithstanding any other provision hereof, Sublessor shall have the right to erect and maintain a construction fence for a period of thirty (30) calendar days for each building or other improvement to be constructed on Parcels 1, 2, and 4 as shown on Exhibit A attached hereto.

          (d)  No Public Dedication
               --------------------

     Nothing contained in this Sublease shall constitute, or be construed to constitute, a dedication of any portion of Parcels 1, 2, 3 or 4 to the general public or for the benefit of the general public or for any public purposes whatsoever. The easements herein granted shall be for the exclusive use of the parties hereto and those whom the parties permit to enter upon their respective premises.

          (e)  Easements Run With Land
               -----------------------

     The easements herein granted shall run with the land.

                           Exhibit "C" Page 2 of 25

Sublease - Parcel 3
Page 3


          (f)  No Encroachment
               ---------------

     Sublessor shall have the right to construct such permanent buildings and improvements on land abutting Parcel 3, whether now owned or subleased or hereafter acquired or subleased by Sublessor, and such buildings and improvements shall not be deemed to encroach on the easements created by this instrument, provided Sublessee has ingress and egress from Parcel 3 to and from a public thoroughfare.

     3  TERM: The term of this Sublease shall be for approximately seventy-two
        ----
(72) years and 8 months commencing on July 1, 1994 and ending at midnight on February 29, 2067, unless sooner terminated as provided herein.

     4  RENTAL:
        ------

     a) No rent shall be payable from July 1, 1994 until December 31, 1994. The rent to be paid by Sublessee to Sublessor for the sublease herein granted during calendar year 1995 shall be One Hundred Sixty-eight Thousand and No/100 Dollars ($168,000.00), payable in monthly installments on the first day of each calendar month in the amount of Fourteen Thousand and No/100 Dollars ($14,000.00). In every subsequent calendar year during the term of this Sublease, the rent to be paid by Sublessee to Sublessor for the sublease herein granted shall increase by the sum of Five Thousand Forty and No/100 Dollars ($5,040.00) over the rent for the immediately preceding calendar year. Example:
For 1996 the rent shall be One Hundred Seventy-three Thousand Forty and No/100 Dollars ($173,040.00), payable in monthly installments on the first day of each calendar month in the amount of Fourteen Thousand Four Hundred Twenty and No/100 Dollars ($14,420.00); for 1997 the rent shall be One Hundred Seventy-eight Thousand Eighty and No/100 Dollars ($178,080.00), payable in monthly installments on the first day of each calendar month in the amount of Fourteen Thousand Eight Hundred Forty and No/100 Dollars ($14,840.00).

     b) At all times during the term of this Sublease, in order to adjust the rent payable under this Sublease in accordance with changes in Sublessor's basic costs in connection with this Sublease, Sublessee agrees to pay to Sublessor, in addition to the rental provided for in the preceding subparagraphs and as additional rent under this Sublease, all gross receipt taxes and assessments, and other business privilege tax or assessments, and governmental charges and other similar taxes and assessments, whether federal, territorial or municipal, and whether they be by taxing districts or authorities presently taxing Parcel 3 or by others, subsequently created or otherwise, and any other taxes and assessments attributable to Parcel 3, including without limitation any form of assessment, license fee, commercial rental tax, gross receipts tax, transaction privilege tax, levy, charge or tax (other than net income taxes) imposed by any authority having the direct or indirect power to tax, including any city, territorial or federal government, or any school, agricultural, lighting, drainage, flood control or other special district thereof, as against any legal or equitable interest of Sublessor in Parcel 3, as against Sublessor's right to rent or other income

                           Exhibit "C" Page 3 of 25

Sublease - Parcel 3
Page 4

therefrom, or as against Sublessor's business of leasing Parcel 3, or any tax imposed in substitution, partially or totally, for any such tax, levy, assessment or charge, and any increases thereto. Any reference to "tax" in this subparagraph shall not include income taxes due and payable by Sublessor on any net income attributable to Sublessor.

     5    MEMORANDUM OF SUBLEASE: It is mutually agreed that this Sublease will
          ----------------------
not be recorded, but that the parties will execute a written memorandum acknowledging the tenancy which may be recorded in the records of the Department of Land Management, Government of Guam.

     6    UTILITIES, TAXES, AND ASSESSMENTS: Hereafter, Sublessee shall pay, as
          ---------------------------------
they become due and payable, all utilities, taxes, assessments, and other public charges arising thereto, levied or assessed against Parcel 3, or arising by reason of the occupancy, use, or possession of same. If Sublessee, in good faith, shall contest such payment, Sublessee must make payment and file in the name of Sublessor all such protests or other instruments and commence or prosecute proceedings for the purpose of such contest.

     7    Reserved.
          ---------

     8    USE AND ZONING: Sublessee may use Parcel 3 in accordance with all
          --------------
zoning laws, governmental rules, and regulations. Upon Sublessee's request, Sublessor shall assist, cooperate, execute and shall use its best efforts to have the fee simple owners under the Ground Lease assist, cooperate, and execute any instruments for change in zoning, or for dedication to the Territory of Guam any portion of Parcel 3, as may be desired by Sublessee in the development and use of Parcel 3.


     9    DEVELOPMENT, BUILDING AND IMPROVEMENTS:
          --------------------------------------

          a. Sublessee shall have the right to freely develop, construct, build, modify, remove, alter and repair any building or improvements on or about Parcel 3 without Sublessor's approval. All buildings and improvements shall be constructed and maintained according to applicable building codes and permits. Upon the expiration of the term of this Sublease, all buildings, fixtures, and other permanent improvements left on Parcel 3 by Sublessee shall become the property of Sublessor. Sublessee shall have the right to remove, dispose of and sell any soil, coral, rocks and vegetation from Parcel 3 provided that such is directly related to the development of Parcel 3. Sublessee shall have the right to keep the proceeds if such soil, coral, rocks and vegetation are sold. Provided, however, Sublessee shall not create a coral pit or mine coral on Parcel 3 other than in connection with the construction of improvements on Parcel 3.

          b.  Sublessee shall not cause or allow any mechanics lien, as a result
                              ---
of any construction work on Parcel 3, to attach to Sublessor's interest. If such a mechanic's lien attaches to Sublessor's interest then Sublessor shall immediately notify Sublessee in writing,

                           Exhibit "C" Page 4 of 25

Sublease - Parcel 3
Page 5

and Sublessee shall remove such mechanics lien within thirty (30) days thereafter, or if Sublessee contests such lien, then Sublessee shall post a bond with Sublessor covering one hundred ten percent (100%) of such lien. Prior to the start of construction Sublessee shall cause the contractor to post performance, payment and material bonds, naming Sublessor as an additionally assured party thereunder, covering the full cost of construction.

     10   LOSS OR DAMAGE SUSTAINED BY SUBLESSEE: Sublessor shall not be liable
          -------------------------------------
to Sublessee, or to anyone claiming under or through Sublessee, for any loss and/or damage which may occur for any reason whatsoever on or about Parcel 3 or to any damage caused to Sublessee's property except for damage as a result of Sublessor's negligence.

     11   INDEMNIFICATION: Sublessee shall indemnity and hold harmless Sublessor
          ---------------
from all claims, losses and damages including expenses, costs and reasonable attorneys' fees incurred by Sublessor as a result thereof, by third parties for property damage, personal injury, or wrongful death arising out of or in any way occasioned by an accident or condition on or about Parcel 3 or any water, fire, or explosion occurring on Parcel 3 and caused by any act, omission or negligence on the part of Sublessee.

     12   INSURANCE: Sublessee shall maintain comprehensive public liability
          ---------
insurance at all times during the entire term of this Sublease, and shall be with a company qualified to do business in Guam. Such insurance policies shall designate specifically that Sublessor and the fee simple owners under the Ground Lease are also named as an insured parties thereunder in the form and reasonable substance approved by Sublessor. The comprehensive public liability insurance shall have coverage in the minimum amount of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) for property; TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) for injuries to more than one person arising out of one accident; and ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) for injury to one person. The minimum amount of insurance coverage shall be subject to adjustment simultaneously when Sublessor is required to adjust the minimum insurance coverage as required under the Ground Lease, which is approximately every ten
(10) years. Sublessee shall carry at all times the same amount of minimum insurance coverage as required of Sublessor under the Ground Lease. Sublessee shall also obtain and maintain fire insurance covering the full replacement costs of the improvements on Parcel 3. Sublessee shall deliver copies of all insurance policies on Parcel 3 and the "project" (as defined in the Ground Lease) to Sublessor at Sublessor's request.

     13   ASSIGNMENT, SUBLEASING AND MORTGAGING: Sublessee shall have the right
          -------------------------------------
to mortgage or encumber Sublessee's subleasehold interest without Sublessor's consent. Sublessee shall also have the right to sublet Parcel 3 and/or project without Sublessor's consent. All subleases by Sublessee under this Sublease, or all subletting of Sublessee's subleasehold interest shall be subject to this Sublease and Sublessor shall not be required to accept or recognize any such sublease or subletting by Sublessee. Sublessee shall not have the right to assign this Sublease without the consent of Sublessor and

                           Exhibit "C" Page 5 or 25

Sublease - Parcel 3
Page 6

Sublessor agrees to not unreasonably withhold its consent. Sublessor shall not receive any money or additional consideration for giving of any consent to an assignment of this Sublease. Within thirty (30) days after Sublessee has requested Sublessor's consent to an assignment, Sublessor shall consent or deny the request. If the request for an assignment is denied, then Sublessor shall state in writing the reasons or grounds for the denial. If no consent or denial is received by Sublessee within the said thirty (30) day period, then such request shall be deemed as approved by Sublessor.

     14   MORTGAGE: If Sublessee mortgages its Subleasehold interest, and if
          --------
Sublessee is in default of the payment of rent or any payment due under this Sublease, then Sublessor, upon giving sixty (60) days notice to Sublessee, shall also give a copy by certified or registered mail to Sublessee's mortgagee, and such mortgagee shall have the right but not the obligation to cure such default within said sixty (60) days. If Sublessee's default concerns an act other than the payment of money, then upon Sublessor giving Sublessee thirty (30) days to commence to cure, Sublessor shall likewise give a copy, by registered, or certified mail to Sublessee's mortgagee and such mortgagee shall have the right, but not the obligation, to commence to cure such default and to cure the same within a reasonable time thereafter. As long has Sublessee has a mortgage on its subleasehold interest, no default or termination by Sublessor shall be valid unless Sublessee's mortgage has received a proper notice and has had an opportunity to cure the default as set forth herein.

     15   ESTOPPEL CERTIFICATE: Upon Sublessee's request, Sublessor shall
          --------------------
execute any estoppel certificate or statement stating that this Sublease is in full force and effect, and that Sublessee is not in default; provided, however, that the statement as requested is true and correct. Further, Sublessor shall use its best efforts to assist Sublessee in obtaining an estoppel certificate from the fee simple owners under the Ground Lease.

     16   SUBLESSOR'S CONSENT: Whenever and if Sublessor's consent is required
          -------------------
under this Sublease, then Sublessor shall not unreasonably withhold such consent and Sublessor shall not be entitled to receive any additional consideration for such consent.

     17   CONDEMNATION: If the entire Parcel 3 and project should be taken
          ------------
during the term of this Sublease by the Government of Guam, or by any other lawful governing authority, under the power of eminent domain, then this Sublease shall terminate upon actual possession by the government. If only a portion of Parcel 3 or project is taken so that such taking does not materially interfere with Sublessee's business, than this Sublease shall not terminate but shall continue. The rent must be adjusted on a fair and reasonable basis. Such adjustment shall be in proportion to the amount of land (not building) taken as fit bears to the original size of Parcel 3. Further, such rental adjustment shall take into consideration the rental value of vacant land as a comparable and the rental value of the remaining building and improvements and other factors. However, if the portion taken by the government is substantial or if in Sublessee's reasonable opinion such condemnation materially affects the business of Sublessee, then this Sublease may be terminated by

                           Exhibit "C" Page 6 of 25

Sublease - Parcel 3
Page 7

Sublessee. Each party may claim from the government the value of its interest taken. If the parties cannot agree as to the adjusted rental, if a non-material or non-substantial portion is taken, or if there is a disagreement between the parties as to whether or not a material or substantial portion was taken to justify a termination of this Sublease, then either party by giving the other at least twenty (20) days written notice, may start arbitration proceedings. Each shall then select a real estate appraiser, and the appraisers shall then select a third appraiser. The appraisers shall then determine the non-material or material issue of such taking, the values, rents, and other related issues including the payment of all or any portion of such appraiser's fees. A majority decision of the appraisers on any issue before them shall be necessary for a determination.

     18  SUCCESSORS: All terms and conditions of this Sublease shall be binding
         ----------
upon Sublessor and Sublessee, and their respective successors and assigns.

     19  NOTICE:
         -------

         a. All notices shall be made by personal delivery or by registered or certified mail, addressed to the proper party as set forth below:

        As to Sublessor:       3443 North Central Avenue, Suite 1111
                               Phoenix, Arizona 85012
                               Attention: Harold Friend, President
                               with facsimile copy to (602) 279-1705

        As to Sublessee:       3443 North Central Avenue, Suite 1111
                               Phoenix, Arizona 85012
                               Attention; Harold Friend, President
                               with facsimile copy to (602) 279-1705

        b. All notices shall be deemed delivered as of the date of the postmark of any mail or notices properly addressed and registered or certified mail, return receipt requested, by the U.S. Post Office provided that such notice and mail is properly addressed as set forth above, contains sufficient postage and is registered or certified.

        c. Sublessor shall, upon serving notice to Sublessee, simultaneously serve a copy of such notice to any mortgagee of Sublessee.

        d. Should either party desire to designate another individual to receive payments or notice on its behalf, or shall have a change of address, then such party shall give ten (10) days written notice of such new party to receive such notice or payment and/or any new address.

                           Exhibit "C" Page 7 of 25

Sublease - Parcel 3
Page 8

     20   DEFAULT:
          --------

          a. Sublessee shall be in default of this Sublease if Sublessee shall fail to make the payment of rent or monies due under this Sublease within sixty
(60) days after written notice thereof from Sublessor. Further, if Sublessee shall breach the terms and conditions of this Sublease, other than those requiring the payment of money or rent, and if Sublessee shall fail to commence to correct or cure such breach within thirty (30) days after written notice and correct or cure such breach within a reasonable time thereafter, then Sublessee shall be in default of this Sublease.

          b. If Sublessee fails to cure any default within the cure period provided above, Sublessor shall have the right to terminate this Sublease and may at once reenter Parcel 3 and take possession of Parcel 3 and the project and all improvements thereon. If Sublessor so terminates this Sublease, Sublessor may demand that Sublessee assign to Sublessor all of Sublessee's interest in and to Parcel 3, and the project. If Sublessee shall voluntarily make such assignment within thirty (30) days after Sublessor's written demand, then Sublessee shall not be liable to Sublessor for any damages, costs, back rents, shortages, attorney's fees, or for any money or obligations whatsoever. Otherwise, Sublessor shall be entitled to all damages, money and remedies allowed by law and this Sublease.

     21   NONDISTURBANCE OF SUBTENANTS: If this Sublease is terminated due to
          ----------------------------
Sublessee's default or for any reason whatsoever, then such termination shall not mean a termination of any sublease or subtenancy. Sublessors shall recognize and accept all subleases and subtenancies on the above described property and project. All subtenants or sublessees shall attorn directly to Sublessors, and Sublessors shall be substituted as sublessor or the landlord of all subtenants or sublessees. All terms and conditions of the subleases shall remain in full force and effect and all rental payments thereunder due to Sublessee shall be paid directly to Sublessor.

     22   FORCE MAJEURE: The following shall be deemed as events of "force
          -------------
majeure: Non-delivery or a delay in the delivery of materials from an off island supplier as a result of acts of God or events beyond the control of the supplier; typhoon; cyclone, tropical storms, earthquake; acts of God; hazardous wastes and pollutants; strikes, inability to obtain materials; unreasonable delays caused by the government; change in zoning which may prohibit or prevent commercial use; or any event which is beyond the fault or reasonable control of Sublessee; or any event which may frustrate the basic intent and purposes of this Sublease between the parties. Events of force majeure shall justify the delay or inaction of Sublessee of any required act hereunder.

     23   GROUND LEASE: Any reference to "Ground Lease" shall mean that LEASE,
          ------------
(Novation or Substitute Lease) dated November 13, 1992, between EDUARDO G. CAMACHO and IRENE W. CAMACHO (HUSBAND AND WIFE), AND JOSEFINA C. TANAKA (A WIDOW), collectively referred to as "Lessors", and PACIFIC TYRE CAPITAL

                           Exhibit "C" Page 8 of 25

Sublease - Parcel 3
Page 9

INVESTMENT, INC. referred to as the Lessee, as recorded in the Department of Land Management, Government of Guam, under Instrument No. 479857, on Lot Nos. 2145-REM-6 and 2143-REM-7, Dededo, Guam. The terms and conditions of this Sublease shall be subject to the terms and conditions of the Ground Lease and any future amendments thereto. If there is any conflict between this Sublease and the Ground Lease and any future amendments thereto then the Ground Lease and its amendments shall control. Any reference in this Sublease to Ground Lessor shall mean the lessor in the Ground Lease and any amendments thereto.

     24.  JOINT USE OF PARCELS: If Sublessee has other subleases from or with
          --------------------
Sublessor which concern or are on portions of the lots under the Ground Lease, then parcels as subleased by Sublessee from Sublessor may be used for the benefit of each other. Sublessor, jointly and severally, consent to Sublessee constructing buildings and improvements across the boundary lines between the parcels. If Sublessor's approval on other documents are required to allow for the construction or building across the boundary lines of the parcels, then Sublessor shall execute such documents.

     25.  SUPERSEDES PRIOR SUBLEASE:  This Sublease supersedes all prior
          -------------------------
subleases relating to the above described property between the parties.

     IN WITNESS WHEREOF, this Sublease is dated the day and year first above written.

Sublessor:                          Sublessee:

PACIFIC TYRE CAPITAL                TAMUNING CAPITAL INVESTMENT, INC.,
INVESTMENT, INC.,                   a Guam corporation
a Guam corporation



By:/s/ Harold Friend                By:/s/ Harold Friend
   ------------------------            ------------------------
   Harold Friend, President            Harold Friend, President

STATE OF ARIZONA     )
                     )ss.
County of Maricopa   )


   On this, the 1st day of July, 1994 before me, the undersigned, personally appeared Harold Friend, who acknowledged himself to be the President of PACIFIC TYRE CAPITAL INVESTMENT INC., a Guam corporation, and that he, as such officer being

                           Exhibit "C" Page 9 of 25

Sublease - Parcel 3
Page 10

authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                             /s/ Mary M. Wallace
                                             -------------------
                                             Notary Public


My Commission expires:


      11-25-95
---------------------


STATE OF ARIZONA   )
                   )ss.
County of Maricopa )

     On this, the 1st day of July, 1994 before me, the undersigned, personally appeared Harold Friend, who acknowledged himself to be the President of TAMUNING CAPITAL INVESTMENT, INC., a Guam corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                /s/ Mary M. Wallace
                                                -------------------
                                                Notary Public

My Commission expires:


      11-25-95
---------------------

                           Exhibit "C" Page 10 of 25

                                  EXHIBIT "A"

                      [MAP OF TAMUNING COMMERCIAL CENTER]

                           EXHIBIT "C" PAGE 11 OF 25

                                  EXHIBIT "A"

                      [MAP OF TAMUNING COMMERCIAL CENTER]

                           EXHIBIT "C" PAGE 12 OF 25

--------------------------------------------------------------------------------
RECORDATION   )
              )
DEPARTMENT    )
              )
OF            )
              )
LAND          )
              )
MANAGEMENT    )
--------------------------------------------------------------------------------

                                    SUBLEASE

                                    PARCEL 4

     THIS Sublease is made effective and entered into July 1, 1994, by and between PACIFIC TYRE CAPITAL INVESTMENT, INC., A Guam corporation
("Sublessor"), and TAMUNING CAPITAL INVESTMENT, INC., A Guam corporation ("Sublessee").

                              W I T N E S S E T H:

     FOR AND IN CONSIDERATION of the payment of rent and of the covenants, terms, and conditions herein, the parties agree as follows:


     1    PARCEL 4: Sublessor hereby subleases to Sublessee "Parcel 4"
          --------
consisting of Lot No 2146-3-13, Lot No.2146-3-12, and Lot No.2146-3-11,
Tamuning, Municipality of Dededo, Guam, as shown on Exhibit "A" attached to, and by this reference incorporated in, this Sublease and subject to the easements as recorded in the Department of Land Management, Government of Guam, as Instrument No.278081. Parcel 4 is a parcelling for leasehold purposes only of the property or lots under the Ground Lease described in paragraph 23 below. The Ground Lease is recorded in the Department of Land Management, Government of Guam, as Instrument No.469677.

     2    RECIPROCAL EASEMENTS
          --------------------

          (a)  Sublessor's Grant of Easement
               -----------------------------

     Sublessor grants to Sublessee for the term of this Sublease and all extensions thereof, a nonexclusive easement for ingress, egress and passage, both vehicular and pedestrian, and vehicle parking, in the respective areas from time to time established therefor, including any

                           Exhibit "C" Page 13 of 25

Sublease - Parcel 4
Page 2

and all service roads, driveways, driveway entrances and exits, vehicle approaches, sidewalks, pedestrian walkways and vehicle parking areas, which now are or hereafter may be located on Parcels 1, 2, and 3 as shown on Exhibit "A". Sublessee shall have the right to extend the benefit of the foregoing easement to its employees, suppliers, customers, invitees, assigns, tenants, predecessors in interest, and licensees during the term of this Sublease.

          (b)  Sublessee's Grant of Easement
               -----------------------------

     Sublessee grants to Sublessor for the term of this Sublease and all extensions a nonexclusive easement for ingress, egress and passage, both vehicular and pedestrian, and vehicle parking, in the respective areas from time to time established therefor, including any and all service roads, driveways, driveway entrances and exits, vehicle approaches, sidewalks, pedestrian walkways and vehicle parking areas, which now are or hereafter may be located on Parcel 4. Sublessor shall have the right to extend the benefit of the foregoing easement to any other party including but not limited to its employees, suppliers, customers, invitees, assigns, tenants, predecessors in interest, and licensees.

          (c)  Unimpeded Access
               ----------------

     Sublessee and Sublessor each agree to maintain unimpeded access at all times between and among all vehicle parking areas from time to time located on Parcels 1, 2, 3, and 4, or any portion thereof; and no fence, wall, hedge, or other barrier (other than reasonable devices for the regulation of traffic flow and the delineation of parking areas) shall be constructed or installed on Parcels 1, 2, 3, and 4, or any portion thereof in such a manner as to interfere with such access between and among Parcels 1, 2, 3, and 4. Notwithstanding any other provision hereof, Sublessor shall have the right to erect and maintain a construction fence for a period of thirty (30) calendar days for each building or other improvement to be constructed on Parcels 1, 2, and 3 as shown on Exhibit A attached hereto.

          (d)  No Public Dedication
               --------------------

     Nothing contained in this Sublease shall constitute, or be construed to constitute, a dedication of any portion of Parcels 1, 2, 3 or 4 to the general public or for the benefit of the general public or for any public purposes whatsoever. The easements herein granted shall be for the exclusive use of the parties hereto and those whom the parties permit to enter upon their respective premises.

          (e)  Easements Run With Land
               -----------------------

     The easements herein granted shall run with the land.

                           Exhibit "C" Page 14 of 25

Sublease - Parcel 4
Page 3


           (f)  No Encroachment
                ---------------

     Sublessor shall have the right to construct such permanent buildings and improvements on land abutting Parcel 4, whether now owned or subleased or hereafter acquired or subleased by Sublessor, and such buildings and improvements shall not be deemed to encroach on the easements created by this instrument, provided Sublessee has ingress and egress from Parcel 4 to and from a public thoroughfare.

     3  TERM: The term of this Sublease shall commence on July 1, 1994 and shall
        ----
end at midnight on March 31, 2092 unless sooner terminated as provided herein.

     4  RENTAL:
        ------

          (a) No rent shall be payable from July 1, 1994 until December 31, 1994. The rent to be paid by Sublessee to Sublessor for the sublease herein granted shall be paid in eleven hundred seventy-nine (1,179) successive monthly payments payable on the first day of each calender month commencing January 1, 1995 and continuing thereafter until and including March 1, 2092. The first twelve (12) monthly installments of rent payable on the first day of each calendar month in 1995 shall be in the amount of Three Thousand and No/100 Dollars ($3,000.00) each. Starting on April 1, 1997, the rent shall increase by 12 1/2% and the rent shall increase, every five (5) years thereafter at 12 1/2% compounded, until March 1, 2047. "Every 5 years thereafter", shall mean that the rent shall increase by 12 1/2%, compounded, on April 1 of the following years:
2002, 2007, 2012, 2017, 2022, 2027, 2032, and 2037.

          (b) Starting as of April 1, 2042, the rent to be paid by Sublessee to Sublessor during the term from April 1, 2042 to the end of this Sublease term, March 31, 2092, shall increase by the same amount which Sublessor is required to pay the Ground Lessor under the Ground Lease.

NOTE: For informational purposes only, the Ground Lease states that the rents shall increase to nine percent (9%) of the land value of the then existing use of the Parcel under the Ground Lease at the end of the original term of the Ground Lease, namely the original term of the Ground Lease ends on April 6, 2042 with an option to extend. Sublessor has exercised the option to extend the Ground Lease for the additional 50 year period. Further, in any event, the rental for the first five (5) years of the extended term of the Ground Lease is not to be less than the rental for the last five (5) years of the original term. After each fifth anniversary of the extended term of the Ground Lease the rent to be paid by the Ground Lessee to the Ground Lessor is to be increased by twelve and one-half percent (12 1/2%) over nine percent (9%) of the land value of the then existing use of the Parcel at the end of the original term of the Ground Lease.

                           Exhibit "C" Page 15 of 25

Sublease - Parcel 4
Page 4

          (c) At all times during the term of this Sublease, in order to adjust the rent payable under this Sublease in accordance with changes in Sublessor's basic costs in connection with this Sublease, Sublessee agrees to pay to Sublessor, in addition to the rental provided for in the preceding subparagraphs and as additional rent under this Sublease, all gross receipt taxes and assessments, and other business privilege tax or assessments, and other business privilege tax or assessments, and governmental charges and other similar taxes and assessments, whether federal, territorial or municipal, and whether they be by taxing districts or authorities presently taxing Parcel 4 or by others, subsequently created or otherwise, and any other taxes and assessments attributable to Parcel 4, including without limitation any form of assessment, license fee, commercial rental tax, gross receipts tax, transaction privilege tax, levy, charge or tax (other than net income taxes) imposed by any authority having the direct or indirect power to tax, including any city, territorial or federal government, or any school, agricultural, lighting, drainage, flood control or other special district thereof, as against any legal or equitable interest of Sublessor in Parcel 4, as against Sublessor's right to rent or other income therefrom, or as against Sublessor's business of leasing Parcel 4, or any tax imposed in substitution, partially or totally, for any such tax, levy, assessment or charge, and any increases thereto. Any reference to "tax" in this subparagraph shall not include income taxes due and payable by Sublessor on any net income attributable to Sublessor.

     5   MEMORANDUM OF SUBLEASE: It is mutually agreed that this Sublease will
         ----------------------
not be recorded, but that the parties will execute a written memorandum acknowledging the tenancy which may be recorded in the records of the Department of Land Management, Government of Guam.

     6   UTILITIES, TAXES, AND ASSESSMENTS: Hereafter, Sublessee shall pay, as
         ---------------------------------
they become due and payable, all utilities, taxes, assessments, and other public charges arising thereto, levied or assessed against Parcel 4, or arising by reason of the occupancy, use, or possession of same. If Sublessee, in good faith, shall contest such payment, Sublessee must make payment and file in the name of Sublessor all such protests or other instruments and commence or prosecute proceedings for the purpose of such contest.

     7   Reserved.
         ---------

     8   USE AND ZONING: Sublessee may use Parcel 4 in accordance with all
         --------------
zoning laws, governmental rules, and regulations. Upon Sublessee's request, Sublessor shall assist, cooperate, execute and shall use its best efforts to have the fee simple owners under the Ground Lease assist, cooperate, and execute any instruments for change in zoning, or for dedication to the Territory of Guam any portion of Parcel 4, as may be desired by Sublessee in the development and use of Parcel 4.

                           Exhibit "C" Page 16 of 25

Sublease - Parcel 4
Page 5


     9  DEVELOPMENT, BUILDING AND IMPROVEMENTS:
        --------------------------------------

          (a) Sublessee shall have the right to freely develop, construct, build, modify, remove, alter and repair any building or improvements on or about Parcel 4 without Sublessor's approval. All buildings and improvements shall be constructed and maintained according to applicable building codes and permits. Upon the expiration of the term of this Sublease, all buildings, fixtures, and other permanent improvements left on Parcel 4 by Sublessee shall become the property of Sublessor. Sublessee shall have the right to remove, dispose of and sell any soil, coral, rocks and vegetation from Parcel 4 provided that such is directly related to the development of Parcel 4. Sublessee shall have the right to keep the proceeds if such soil, coral, rocks and vegetation are sold. Provided, however, Sublessee shall not create a coral pit or mine coral on Parcel 4 other than in connection with the construction of improvements on Parcel 4.

          (b) Sublessee shall not cause or allow any mechanics lien, as a result
                              ---
of any construction work on Parcel 4, to attach to Sublessor's interest. If such a mechanic's lien attaches to Sublessor's interest then Sublessor shall immediately notify Sublessee in writing, and Sublessee shall remove such mechanics lien within thirty (30) days thereafter, or if Sublessee contests such lien, then Sublessee shall post a bond with Sublessor covering one hundred ten percent (110%) of such lien. Prior to the start of construction Sublessee shall cause the contractor to post performance, payment and material bonds, naming Sublessor as an additionally assured party thereunder, covering the full cost of construction.

     10   LOSS OR DAMAGE SUSTAINED BY SUBLESSEE: Sublessor shall not be liable
          -------------------------------------
to Sublessee, or to anyone claiming under or through Sublessee, for any loss and/or damage which may occur for any reason whatsoever on or about Parcel 4 or to any damage caused to Sublessee's property except for damage as a result of Sublessor's negligence.

     11   INDEMNIFICATION: Sublessee shall indemnify and hold harmless Sublessor
          ---------------
from all claims, losses and damages including expenses, costs and reasonable attorneys' fees incurred by Sublessor as a result thereof, by third parties for property damage, personal injury, or wrongful death arising out of or in any way occasioned by any accident or condition on or about Parcel 4 or any water, fire, or explosion occurring on Parcel 4 and caused by any act, omission or negligence on the part of Sublessee.

     12   INSURANCE:  Sublessee shall maintain comprehensive public liability
          ---------
insurance at all times during the entire term of this Sublease, and shall be with a company qualified to do business in Guam. Such insurance policies shall designate specifically that Sublessor and the fee simple owners under the Ground Lease are also named as an insured parties thereunder in the form and reasonable substance approved by Sublessor. The comprehensive public liability insurance shall have coverage in the minimum amount of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) for property; TWO

                           Exhibit "C" Page 17 of 25

Sublease - Parcel 4
Page 6


MILLION AND NO/100 DOLLARS ($2,000,000.00) for injuries to more than one person arising out of one accident; and ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) for injury to one person. The minimum amount of insurance coverage shall be subject to adjustment simultaneously when Sublessor is required to adjust the minimum insurance coverage as required under the Ground Lease, which is approximately every ten (10) years. Sublessee shall carry at all times the same amount of minimum insurance coverage as required of Sublessor under the Ground Lease. Sublessee shall also obtain and maintain fire insurance covering the full replacement costs of the improvements on Parcel 4. Sublessee shall deliver copies of all insurance policies on Parcel 4 and the "project" (as defined in the Ground Lease) to Sublessor at Sublessor's request.

     13   ASSIGNMENT, SUBLEASING AND MORTGAGING: Sublessee shall have the right
          -------------------------------------
to mortgage or encumber Sublessee's subleasehold interest without Sublessor's consent. Sublessee shall also have the right to sublet Parcel 4 and/or project without Sublessor's consent. All subleases by Sublessee under this Sublease, or all subletting of Sublessee's subleasehold interest shall be subject to this Sublease and Sublessor shall not be required to accept or recognize any such sublease or subletting by Sublessee. Sublessee shall not have the right to assign this Sublease without the consent of Sublessor and Sublessor agrees to not unreasonably withhold its consent. Sublessor shall not receive any money or additional consideration for giving of any consent to an assignment of this Sublease. Within thirty (30) days after Sublessee has requested Sublessor's consent to an assignment, Sublessor shall consent or deny the request. If the request for an assignment is denied, then Sublessor shall state in writing the reasons or grounds for the denial. If no consent or denial is received by Sublessee within the said thirty (30) day period, then such request shall be deemed as approved by Sublessor.

     14   MORTGAGE:  If Sublessee mortgages its Subleasehold interest, and if
          --------
Sublessee is in default of the payment of rent or any payment due under this Sublease, then Sublessor, upon giving sixty (60) days notice to Sublessee, shall also give a copy by certified or registered mail to Sublessee's mortgagee, and such mortgagee shall have the right but not the obligation to cure such default within said sixty (60) days. If Sublessee's default concerns an act other than the payment of money, then upon Sublessor giving Sublessee thirty (30) days to commence to cure, Sublessor shall likewise give a copy, by registered or certified mail to Sublessee's mortgagee and such mortgagee shall have the right, but not the obligation, to commence to cure such default and to cure the same within a reasonable time thereafter. As long has Sublessee has a mortgage on its subleasehold interest, no default or termination by Sublessor shall be valid unless Sublessee's mortgagee has received a proper notice and has had an opportunity to cure the default as set forth herein.

     15  ESTOPPEL CERTIFICATE:  Upon Sublessee's request, Sublessor shall
         --------------------
execute any estoppel certificate or statement stating that this Sublease is in full force and effect, and that Sublessee is not in default; provided, however, that the statement as

                           Exhibit "C" Page 18 of 25

Sublease - Parcel 4
Page 7


requested is true and correct. Further, Sublessor shall use its best efforts to assist Sublessee in obtaining an estoppel certificate from the fee simple owners under the Ground Lease.

     16  SUBLESSOR'S CONSENT: Whenever and if Sublessor's consent is required
         -------------------
under this Sublease, then Sublessor shall not unreasonably withhold such consent and Sublessor shall not be entitled to receive any additional consideration for such consent.

     17   CONDEMNATION: if the entire Parcel 4 and project should be taken
          ------------
during the term of this Sublease by the Government of Guam, or by any other lawful governing authority, under the power of eminent domain, then this Sublease shall terminate upon actual possession by the government. If only a portion of Parcel 4 or project is taken so that such taking does not materially interfere with Sublessee's business, than this Sublease shall not terminate but shall continue. The rent must be adjusted on a fair and reasonable basis. Such adjustment shall be in proportion to the amount of land (not building) taken as it bears to the original size of Parcel 4. Further, such rental adjustment shall take into consideration the rental value of vacant land as a comparable and the rental value of the remaining building and improvements and other factors. However, if the portion taken by the government is substantial or if in Sublessee's reasonable opinion such condemnation materially affects the business of Sublessee, then this Sublease may be terminated by Sublessee. Each party may claim from the government the value of its interest taken. If the parties cannot agree as to the adjusted rental, if a non-material or non-substantial portion is taken, or if there is a disagreement between the parties as to whether or not a material or substantial portion was taken to justify a termination of this Sublease, then either party by giving the other at least twenty (20) days written notice, may start arbitration proceedings. Each shall then select a real estate appraiser, and the appraisers shall then select a third appraiser. The appraisers shall then determine the non-material or material issue of such taking, the values, rents, and other related issues including the payment of all or any portion of such appraiser's fees. A majority decision of the appraisers on any issue before them shall be necessary for a determination.

     18  SUCCESSORS: All terms and conditions of this Sublease shall be binding
         ----------
upon Sublessor and Sublessee, and their respective successors and assigns.

     19   NOTICE:
          ------

          (a) All notices shall be made by personal delivery or by registered or certified mall, addressed to the proper party as set forth below:

          As to Sublessor:     3443 North Central Avenue, Suite 1111
                               Phoenix, Arizona 85012
                               Attention: Harold Friend, President
                               with facsimile copy to (602) 279-1705

                           Exhibit "C" Page 19 of 25

Sublease - Parcel 4
Page 8

          As to Sublessee:     3443 North Central Avenue, Suite 1111
                               Phoenix, Arizona 85012
                               Attention: Harold Friend, President
                               with facsimile copy to (602) 279-1705

          (b) All notices shall be deemed delivered as of the date of the postmark of any mail or notices properly addressed and registered or certified mail, return receipt requested, by the U.S. Post Office provided that such notice and mail is properly addressed as set forth above, contains sufficient postage and is registered or certified.

          (c) Sublessor shall, upon serving notice to Sublessee, simultaneously serve a copy of such notice to any mortgagee of Sublessee.

          (d) Should either party desire to designate another individual to receive payments or notice on its behalf, or shall have a change of address, then such party shall give ten (10) days written notice of such new party to receive such notice or payment and/or any new address.

     20  DEFAULT:
         -------

          (a) Sublessee shall be in default of this Sublease if Sublessee shall fail to make the payment of rent or monies due under this Sublease within sixty
(60) days after written notice thereof from Sublessor. Further, if Sublessee shall breach the terms and conditions of this Sublease, other than those requiring the payment of money or rent, and if Sublessee shall fail to commence to correct or cure such breach within thirty (30) days after written notice and correct or cure such breach within a reasonable time thereafter, then Sublessee shall be in default of this Sublease.

          (b) If Sublessee fails to cure any default within the cure period provided above, Sublessor shall have the right to terminate this Sublease and may at once reenter Parcel 4 and take possession of Parcel 4 and the project and all improvements thereon. If Sublessor so terminates this Sublease, Sublessor may demand that Sublessee assign to Sublessor all of Sublessee's interest in and to Parcel 4, and the project. if Sublessee shall voluntarily make such assignment within thirty (30) days after Sublessor's written demand, then Sublessee shall not be liable to Sublessor for any damages, costs, back rents, shortages, attorney's fees, or for any money or obligations whatsoever. Otherwise, Sublessor shall be entitled to all damages, money and remedies allowed by law and this Sublease.

     21   NONDISTURBANCE OF SUBTENANTS: If this Sublease is terminated due to
          ----------------------------
Sublessee's default or for any reason whatsoever, then such termination shall not mean a termination of any sublease or subtenancy. Sublessors shall recognize and accept all subleases and subtenancies on the above described property and project. All subtenants or

                           Exhibit "C" Page 20 of 25

Sublease - Parcel 4
Page 9


sublessees shall attorn directly to Sublessors, and Sublessors shall be substituted as sublessor or the landlord of all subtenants or sublessees. All terms and conditions of the subleases shall remain in full force and effect and all rental payments thereunder due to Sublessee shall be paid directly to Sublessor.

     22   FORCE MAJEURE: The following shall be deemed as events of "force
          -------------
majeure: Non-delivery or a delay in the delivery of materials from an off island supplier as a result of acts of God or events beyond the control of the supplier; typhoon; cyclone, tropical storms, earthquake; acts of God; hazardous wastes and pollutants; strikes, inability to obtain materials; unreasonable delays caused by the government; change in zoning which may prohibit or prevent commercial use; or any event which is beyond the fault or reasonable control of Sublessee; or any event which may frustrate the basic intent and purposes of this Sublease between the parties. Events of force majeure shall justify the delay or inaction of Sublessee of any required act hereunder.

     23   GROUND LEASE: Any reference to "Ground Lease" shall mean that Lease
          ------------
Agreement, dated April 6, 1992, by Carmelina J. Ouano (Lessor) and Pacific Tyre Capital Investments, Inc. (Lessee), as recorded in the Department of Land Management, Government of Guam, as Instrument No. 469677, for Lot No. 2146-3-13, Lot No. 2146-3-12, and Lot No. 2146-3-11, Tamuning, Municipality of Dededo, Guam. The terms and conditions of this Sublease shall be subject to the terms and conditions of the Ground Lease and any future amendments thereto. If there is any conflict between this Sublease and the Ground Lease and any future amendments thereto then the Ground Lease and its amendments shall control. Any reference in this Sublease to Ground Lessor shall mean the lessor in the Ground Lease and any amendments thereto.

     24  JOINT USE OF PARCELS: If Sublessee has other subleases from or with
         --------------------
Sublessor which concern or are on portions of the lots under the Ground Lease, then parcels as subleased by Sublessee from Sublessor may be used for the benefit of each other. Sublessor, jointly and severally, consent to Sublessee constructing buildings and improvements across the boundary lines between the parcels. If Sublessor's approval on other documents are required to allow for the construction or building across the boundary lines of the parcels, then Sublessor shall execute such documents.

                           Exhibit "C" Page 21 of 25

Sublease - Parcel 4
Page 10


     25.  SUPERSEDES PRIOR SUBLEASE: This Sublease supersedes all prior
          -------------------------
subleases related to the above described property between the parties.

     IN WITNESS WHEREOF, this Sublease is dated the day and year first above written.


Sublessor:                               Sublessee:

PACIFIC TYRE CAPITAL                     TAMUNING CAPITAL INVESTMENT, INC.,
INVESTMENT, INC.,                        a Guam corporation
a Guam corporation


By: /s/ Harold Friend                    By: /s/ Harold Friend
   ------------------------                 -------------------------
   Harold Friend, President                 Harold Friend, President



STATE OF ARIZONA    )
                    ) SS.
County of Maricopa  )


     On this, the 1st day of July, 1994, before me, the undersigned, personally appeared Harold Friend, who acknowledged himself to be the President of PACIFIC TYRE CAPITAL INVESTMENT, INC., a Guam corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                 /s/ Mary M. Wallace
                                                -----------------------
                                                Notary Public
My Commission expires:

   11-25-95
--------------------

                           Exhibit "C" Page 22 of 25

Sublease - Parcel 4
Page 11


STATE OF ARIZONA   )
                   ) SS.
County of Maricopa )


     On this, the 1st day of July, 1994, before me, the undersigned, personally appeared Harold Friend, who acknowledged himself to be the President of TAMUNING CAPITAL INVESTMENT, INC., a Guam corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                  /s/ Mary M. Wallace
                                                 ------------------------
                                                 Notary Public
My Commission expires:

   11-25-95
----------------------

                           Exhibit "C" Page 23 of 25

                                  EXHIBIT "A"

                      [MAP OF TAMUNING COMMERCIAL CENTER]


                           EXHIBIT "C" PAGE 24 OF 25

--------------------------------------------------------------------------------
REGISTRATION UNDER        )
THE GUAM LAND TITLE       ) TERRITORY OF GUAM, DEPARTMENT OF LAND MANAGEMENT
REGISTRATION ACT          ) OFFICE OF THE RECORDER
REQUESTED BY              ) INSTRUMENT NUMBER   479857
___________. AFTER        )                   -----------
REGISTRATION,             ) This instrument was filed for record on  17
DELIVER COPIES TO         )                                        ------
PACIFIC TYRE              ) Day of Nov , 1992 at 4:21 P.M. and duly
CAPITAL INVESTMENTS,      )       -----    --   ------
INC., TAMUNING, GUAM.     ) recorded in Book ___________ at Page __________,
THE REAL PROPERTY         ) Recording Fee 34 Voucher No. 637592.
AFFECTED BY THIS          )
INSTRUMENT IS REGISTERED  )       /s/ Charles Young
LAND AND THE NAME OF THE  )      --------------------
REGISTERED OWNER BEING    )        Deputy Recorder
___________________ AND   )
THE NUMBER OF THE         )
CERTIFICATE OF LAST       )
REGISTRATION BEING NOS.   )

--------------------------------------------------------------------------------

                                     LEASE

                         (Novation or Substitute Lease)
                          ----------------------------


     THIS LEASE (Novation or Substitute Lease) is dated November 13, 1992, and is between EDUARDO G. CAMACHO and IRENE W. CAMACHO (HUSBAND AND WIFE) and JOSEFINA C. TANAKA (A WIDOW) hereinafter collectively referred to as "Lessors", and PACIFIC TYRE CAPITAL INVESTMENT, INC., a Guam corporation, whose mailing address is 180 Chalan San Antonio Road, Tamuning, Guam 96911, hereinafter referred to as "Lessee".

                                  WITNESSETH:

     WHEREAS, the parties have a prior lease on the property described below;

     WHEREAS, the parties desire to substitute the prior lease with this LEASE (Novation or Substitute Lease) and terminate the prior lease;

     NOW, THEREFORE, for and in consideration of the payment of rent and of the covenants, terms, and conditions hereinafter provided, the parties agree as follows:

                           Exhibit "D" Page 1 of 34

     1.  PRIOR LEASE: Any reference to "prior lease" shall mean the following
         -----------
lease between the parties:


     That Lease dated March 12, 1992, between EDUARDO G. CAMACHO and IRENE W. CAMACHO (HUSBAND AND WIFE), AND JOSEFINA C. TANAKA (A WIDOW), collectively referred to as "Lessors", and PACIFIC TYRE CAPITAL INVESTMENT, INC., referred to as the Lessee, as recorded in the Department of Land Management, Government of Guam, under instrument no. 467887, on Lot nos. 2145-REM-6 and 2145-REM-7, Dededo, Guam.


     2.  LEASE: This LEASE (Novation or Substitute Lease), hereafter called
         -----
"Lease" shall substitute, replace, and be lieu of the prior lease. The prior lease shall no longer have any force and effect, and all terms and conditions of this Lease shall control, be binding and be in full force and effect.

     3.  PROPERTY:  Lessors hereby lease to Lessee the following parcels
         --------
hereinafter referred to as the "property":


     Parcel #1
     ---------

     Lot No. 2145-REM-6, (Subdivision of Lot No. 2145-REM-R2) Municipality of Dededo, containing an area of approximately 108,878+ -square feet or approximately 10,115+ -square meters, as shown on that Drawing Number PRB87-27, as L.M. Check Number 183 FY 88, as described in that Court Distance Survey Map of Lot No. 2145-REM-R2 into Lot No. 2145-REM-3 through 2145-REM-R7-R/W, (Probate Case No. 101-85), recorded September 16, 1988 in the Department of Land Management, Government of Guam, under Document Number 403860. Last Certificate Title Number: 35307 (on Lot 2145-REM-R2).

     Parcel #2
     ---------

     LOT NUMBER 2145-REM-7, (a portion of Lot No. 2145-REM-R2), DEDEDO, GUAM, ESTATE NUMBER 566700, as said Lot is marked and designated on Map Drawing Number PRB87-27 recorded on September 16, 1988 in the Department of Land Management, Government of Guam under Document No.403860. Said map shows the area to be: 87,782+ -Square Feet or 8,155+ -Square Meters.

                           Exhibit "D" Page 2 of 34

     TOGETHER with all appurtenances and all rights of Lessors to use all streets, highways, easements and rights-of-ways abutting on or appurtenant to said property. Lessee shall have the right to use and have the benefits of all easements on or about or affecting the property, particularly the easement shown on as provided in Instrument No. 278081.

     4.  WARRANTY OF TITLE: Lessors hereby jointly and/or severally declare,
         -----------------
represent and warrant the following:

          a. that Lessors own the fee simple title to the property and/or lots described above;

          b. that said property or lots are free and clear of all liens and encumbrances, except for easements under Instrument No. 278081;

          c. that no other signatures or approvals other than the undersigned Lessors are required;

          d. that a certificate of title from the government of Guam has been issued on the basic Lot No. 2145-REM-R2;

          e. that the boundaries are true and correct as shown on the maps referred to in this Lease, that there are no hazardous wastes or pollutants on the property, and that there are no defects or problems in Lessors' fee simple title, or claims by third parties concerning the land and/or Lessors' title, which would hinder, delay or prevent Lessee in obtaining financing and/or development of the project;

          f. that Lessors shall indemnify and hold harmless the Lessee from any claims, damages, expenses, losses and reasonable attorney's fees incurred by Lessee as a result of any breach of the declarations, representations, and warranties made hereunder.

     5.  TERM: The term of this Lease shall be for seventy-five (75) years
         ----
commencing on March 12, 1992, and ending at midnight on March 11, 2067, unless sooner terminated as provided herein.

     6.  RENTAL:
         ------

          a. During Development Period - rent during the development period shall be at SIX THOUSAND SIX HUNDRED SIXTY-SEVEN DOLLARS AND NO/CENTS ($6,667.00) per month on the first day of each month. See paragraph 9 below on the development period.

                           Exhibit "D" Page 3 of 34

          b. After the Development Period - rents due to Lessors after the development period shall be FIVE HUNDRED THOUSAND DOLLARS AND NO/CENTS ($500,000.00) per year, payable, however, monthly at the rate of FORTY ONE THOUSAND, SIX HUNDRED SIXTY-SIX DOLLARS AND SIXTY-SEVEN CENTS ($41,666.67) per month on the first day of each month; subject, however, to the increases as set forth below.

          c. Beginning in the sixth year of the Lease, namely as of April 1,1998 the rent shall increase to FIVE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS
AND NO/CENTS ($575,000.00) for twelve (12) months, such 12 month period ending on March 31,1999. Thereafter, starting on April 1, 1999, and on the first day of April for each year of the term of the Lease, the rents shall be increased by FIFTEEN THOUSAND DOLLARS ($15,000.000). For purposes of clarification and as an example, the annual rents, starting on April 1, 1999, shall be:

     April 1, 1999 to March 31, 2000......  $590,000.00 per year
     April 1, 2000 to March 31, 2001......  $605,000.00 per year
     April 1, 2001 to March 31, 2002......  $620,000.00 per year and increasing at $15,000 each year thereafter, and on April 1 of each year thereafter, until the end of the Lease term.

The rents as stated above are on a yearly basis (for a 12 month period) and such rents are to be paid in monthly installments, in advance, due on the first day of each month.

     7.  PRORATA - If the term of this Lease does not start on the first of a
         -------
month, or end on the last day of a month, then the rental due shall be prorated on a thirty (30) day basis for the first and last month.

     8.  UTILITIES, TAXES, AND ASSESSMENTS: Hereafter, the Lessee shall pay, as
         ---------------------------------
they become due and payable, all utilities, taxes, assessments, and other public charges arising thereto, levied or assessed against the property, or arising by reason of the occupancy, use, or possession of same. If the Lessee, in good faith, shall contest such payment, the Lessee must make payment and file in the name of the Lessors all such protests or other instruments and commence or prosecute proceedings for the purpose of such contest.

     9.  DEVELOPMENT PERIOD: Lessee has represented that it shall be able to
         ------------------
commence and start development and the construction of improvements on the property on or before June 1, 1993, then complete the development within eighteen (18) months thereafter. Therefore, the Lessee estimates the development to be completed on or about November 30, 1994. Any reference in this Lease to the development period shall mean the period from the date of this Lease to November 30, 1994, subject, however to extensions if delays are caused by acts of God or by causes reasonably beyond the control of Lessee, or as a result of force majeure. In any event any extensions of

                           Exhibit "D" Page 4 of 34
time for delays caused by any reasons as set forth above, including but not limited to acts of God, those reasonably beyond the control of Lessee, governmental delay or as a result of force majeure shall not extend the development period for a period of time greater than six (6) months or until May 31, 1995.

     10.  USE AND ZONING: Lessors warrants that Lessee may use the property in
          --------------
accordance with all zoning laws governmental rules and regulation. Upon Lessee's request, Lessors shall assist, cooperate and execute any instruments for change in zoning, or for dedication to the territory of Guam any portion of said property, as may be desired by Lessee in the development and use of said property by Lessee.

     11.  DEVELOPMENT, BUILDING AND IMPROVEMENTS:
          --------------------------------------

          a. Lessee shall have the right to freely develop, construct, build, modify, remove, alter and repair any building or improvements on or about the property without Lessors's approval. All buildings and improvements shall be constructed and maintained according the applicable building codes and permits. Upon the expiration of the term of this Lease, all buildings, fixtures, and other permanent improvements left on the property by Lessee shall become the property of Lessors. Lessee shall have the right to remove, dispose of and sell any soil, coral, rocks and vegetation from the property provided that such is directly related to the development of the property. Lessee shall have the right to keep the proceeds if such soil, coral, rocks and vegetation are sold. Provided, however, Lessee shall not create a coral pit or mine coral on the property other than in connection with the construction of improvements on the property.

          b.  Lessee shall not cause or allow any mechanics lien, as a result
                           ---
of any construction work on the property relating to Lessee's project, to attach to Lessors' fee simple interest. If such a mechanic's lien attaches to Lessors' fee simple interest then Lessors shall immediately notify Lessee in writing, and Lessee shall remove such mechanics lien within 30 days thereafter, or if Lessee contests such lien, then Lessee shall post a bond with Lessors covering one hundred ten percent (110%) of such lien. Prior to the start of construction the Lessee shall cause the contractor to post performance, payment and material bonds, naming the Lessors as an additionally assured party thereunder, covering the full cost of construction.

     12.  LOSS OR DAMAGE SUSTAINED BY LESSEE: Lessors shall not be liable to
          ----------------------------------
Lessee, or to anyone claiming under or through Lessee, for any loss and/or damage which may occur for any reason whatsoever on or about the property or to any damage caused to Lessee's property except for damage as a result of Lessors' negligence.

     13.  INDEMNIFICATION: Lessee shall indemnify and hold harmless the Lessors
          ---------------
from all claims, losses and damages including expenses, costs and reasonable attorneys' fees incurred by Lessors as a result thereof, by third parties for property damage, personal injury, or wrongful death arising out of or in any way occasioned by any accident

                           Exhibit "D" Page 5 of 34
or condition on or about the property or any water, fire, or explosion occurring on the property and caused by any act, omission or negligence on the part of Lessee.

     14.  INSURANCE:  Lessee shall maintain comprehensive public liability
          ---------
insurance at all times during the entire term of this Lease, and shall be with a company qualified to do business in Guam. Such insurance policies shall designate specifically that the Lessors are also named as an insured party thereunder in the form and reasonable substance approved by the Lessor. The comprehensive public liability insurance shall have coverage in the minimum amount of TWO HUNDRED THOUSAND DOLLARS AND NO CENTS ($200,000.00) for property; TWO MILLION DOLLARS AND NO CENTS ($2,000,000.00) for injuries to more than one person arising out of one accident; and ONE MILLION DOLLARS AND NO CENTS ($1,000,000.00) for injury to one person. The minimum amount of insurance coverage shall be subject to adjustment every ten (10) years in a reasonable amount to the satisfaction of both parties. Lessee shall also obtain and maintain fire insurance covering the full replacement costs of the improvements on the property. Lessee shall deliver copies of all insurance policies on the property and the project to Lessors at Lessors' request.

     15.  ASSIGNMENT, SUBLEASING AND MORTGAGING:
          -------------------------------------

          a. Lessee shall have the right to mortgage or encumber Lessee's leasehold interest without Lessors' consent. Lessee shall also have the right to sublet the property and/or project without Lessors' consent. Lessee shall not have the right to assign this Lease without the consent of Lessors and Lessors agree to not unreasonably withhold its consent. Lessors shall not receive any money or additional consideration for giving of any consent to an assignment of this Lease. Within thirty (30) days after Lessee has requested Lessors' consent to an assignment, Lessors shall consent or deny the request. If the request for an assignment is denied, then Lessors shall state in writing the reasons or grounds for the denial. If no consent or denial is received by Lessee within the said thirty (30) day period, then such request shall be deemed as approved by Lessors.

          b. Provided, however, the Lessor hereby consents to any assignment of this Lease, in whole or a portion thereof, to Family Health Plan Inc.

     16.  MORTGAGE: If Lessee mortgages its leasehold interest, If Lessee is in
          --------
default of the payment of rent or any payment due under this Lease, then Lessors, upon giving sixty (60) days notice to the Lessee, shall also give a copy by certified or registered mail to Lessee's mortgagee, and such mortgagee shall have the right but not the obligation to cure such default within said sixty (60) days. If Lessee's default concerns an act other than the payment of money, then upon Lessors giving Lessee thirty (30) days to commence to cure, the Lessors shall likewise give a copy, by registered or certified mail to Lessee's mortgagee and such mortgagee shall have the right, but not the obligation, to commence to cure such default and to cure the same within a reasonable

                           Exhibit "D" Page 6 of 34
time thereafter. As long has Lessee has a mortgage on its leasehold interest, no default or termination by Lessors shall be valid unless Lessee's mortgagee has received a proper notice and has had an opportunity to cure the default as set forth herein.

     17.  ESTOPPEL CERTIFICATE: Upon Lessee's request, Lessors shall execute any
          --------------------
estoppel certificate or statement, as may be required by Lessee's financial institution or mortgagee, declaring or stating matters such as, but not limited to, that this Lease is in full force and effect, that the Lessee is not in default, and other matters as may be requested by Lessors' mortgagee; provided, however, that such is reasonable and that the statement as requested is true and correct.

     18.  LESSORS' CONSENT: Whenever and if Lessors' consent is required under
          ----------------
this Lease, then Lessors shall not unreasonably withhold such consent and Lessors shall not be entitled to receive any additional consideration for such consent.

     19  CONDEMNATION: If the entire property and project should be taken during
         ------------
the term of this Lease by the Government of Guam, or by any other lawful governing authority, under the power of eminent domain, then this Lease shall terminate upon actual possession by the government. If only a portion of the property or project is taken so that such taking does not materially interfere with the Lessee's business, than this Lease shall not terminate but shall continue. The rent shall be adjusted proportionately to the satisfaction of the parties, taking into consideration the rental value of vacant land as a comparable and the rental value of the remaining building and improvements and other factors. However, if the portion taken by the government is substantial or if in Lessee's reasonable opinion such condemnation materially affects the business of the Lessee, then this Lease may be terminated by Lessee. Each party may claim from the government the value of its interest taken. If the parties cannot agree as to the adjusted rental, if a non-material or non-substantial portion is taken, or if there is a disagreement between the parties as to whether or not a material or substantial portion was taken to justify a termination of this Lease, then either party by giving the other at least twenty
(20) days written notice, may start arbitration proceedings. Each shall then select a real estate appraiser, and the appraisers shall then select a third appraiser. The appraisers shall then determine the non-material or material issue of such taking, the values, rents, and other related issues including the payment of all or any portion of such appraiser's fees. A majority decision of the appraisers on any issue before then shall be necessary for a determination.

     20.  SUCCESSORS: All terms and conditions of this Lease shall be binding
          ----------
upon the Lessors and the Lessee, and their heirs, executors, administrators, successors and assigns.

     21.  LESSORS' REPRESENTATIVE: The Lessors may designate one person, party
          -----------------------              ---
or company to represent Lessors on all matters concerning this Lease. Any such designation of this representative shall be in writing and may be changed from time to

                           Exhibit "D" Page 7 of 34
time provided all the Lessors consent thereto. Any demand, notice or request from such representative to Lessee shall then be a valid demand, notice or request of all Lessors.


     22.  NOTICE:
          ------

          a. All notices shall be made by personal delivery or by registered or certified mail, addressed to the proper party as set forth below:

          As to the Lessors:           c/o Eduardo G. Camacho
                                       Post Office Box 6891
                                       Tamuning, Guam 96931

          As to the Lessee:            180 Chalan San Antonio Road
                                       Tamuning, Guam 96911

          b. All notices shall be deemed delivered as of the date of the postmark of any mail or notices properly addressed and registered or certified mail, return receipt requested, by the U.S. Post Office provided that such notice and mail is properly addressed as set forth above, contains sufficient postage and is registered or certified.

          c. Lessors shall, upon serving notice to the Lessee, simultaneously serve a copy of such notice to any mortgagee of the Lessee.

          d. All rents shall be sent in c/o Eduardo C. Camacho, Post Office Box 6891, Tamuning, Guam 96931.

          e. Should the any party desire to redesignate another individual to receive payments or notice on his/her/their behalf, or shall have a change of address, then such party shall give ten (10) days written notice of such new party to receive such notice or payment, and/or any new address.

     23.  DEFAULT:
          -------

          a. Lessee shall be in default of this Lease if the Lessee shall fail to make the payment of rent or monies due under this Lease within sixty (60) days after written notice thereof from the Lessors. Further, if Lessee shall breach the terms and conditions of this Lease, other than those requiring the payment of money or rent, and if Lessee shall fail to commence to correct or cure such breach within thirty (30) days after written notice and correct or cure such breach within a reasonable time thereafter, then Lessee shall be in default of this Lease.

          b. If Lessee fails to cure any default within the cure period provided above, the Lessors shall have the right to terminate this Lease and may at once reenter

                           Exhibit "D" Page 8 of 34
the property and take possession of the property and the project and all improvements thereon. Lessors shall also be entitled to Lessee's leasehold interest in and to Lot No. 2146-3-11, Dededo, Guam. If the Lessor so terminates this Lease, the Lessor may demand that Lessee assign to Lessor all of Lessee's interest in and to the property, the project and Lessee's interest in and to Lot No.2146-3-11, all at Lessee's sole expense. If Lessee shall voluntarily make such assignment within thirty (30) days after Lessor's written demand, then Lessee shall not be liable to Lessors for any damages, costs, back rents, shortages, attorney's fees, or for any money or obligations whatsoever, otherwise, Lessors shall be entitled to all damages, money and remedies allowed by law and this Lease.

     24.  NONDISTURBANCE OF SUBTENANTS: If this Lease is terminated due to
          ----------------------------
Lessee's default or for any reason whatsoever, then such termination shall not mean a termination of any sublease or subtenancy. Lessors shall recognize and accept all subleases and subtenancies on the property and project. All subtenants or sublessees shall attorn directly to the Lessors, and Lessors shall be substituted as the sublessor or the landlord of all subtenants or sublessees. All terms and conditions of the subleases shall remain in full force and effect and all rental payments thereunder due to Lessee shall be paid directly to the Lessor.

     25.  FORCE MAJEURE: The following shall be deemed as events of "force
          -------------
majeure: Non-delivery or a delay in the delivery of materials from an off island supplier as a result of acts of God or events beyond the control of the supplier; typhoon; cyclone, tropical storms, earthquake; acts of God; hazardous wastes and pollutants; strikes, inability to obtain materials; unreasonable delays caused by the government; change in zoning which may prohibit or prevent commercial use; or any event which is beyond the fault or reasonable control of Lessee; or any event which may frustrate the basic intent and purposes of this Lease between the parties. Events of force majeure shall entitle Lessee an extension of the development period, or may justify the delay or inaction of Lessee of any required act hereunder.

     26.  RIGHT OF FIRST REFUSAL.
          ----------------------

          a. If Lessors (including, its successors, assigns, subsidiaries or transferees) desires to dispose, assign or sell any interest in and to the property in fee or otherwise, except by transfer by devise to Lessors' immediate family or transfer to a trust created for the benefit of Lessors and/or Lessors' immediate family, Lessors shall first offer the same in writing to Lessee who shall have ninety (90) days within which to purchase the same upon the terms offered by Lessor. If Lessee does not exercise this option to purchase on or before the expiration of said ninety (90) day period, the interest may be so transferred to any person. In the event Lessors, their successors, assigns, subsidiaries or transferees shall from time to time change the terms of the offering or in the event Lessors shall have transferred their interest to their immediate family or shall have transferred their interest to a trust created for the benefit of Lessors and/or Lessors'

                           Exhibit "D" Page 9 of 34
immediate family, and such transferees shall either change the terms of the offering or desire to dispose, assign or sell any interest in the property, Lessee shall have the first opportunity to purchase upon the terms of the new offering or the first opportunity to purchase upon the same terms offered by Lessors' immediate family or by a trust created for the benefit of Lessors and/or Lessors' immediate family. Under no circumstances shall any arrangement whatsoever be made to circumvent Lessee's right to purchase the property in fee as provided herein. The condition contained in this paragraph shall be covenant running with the land, and shall be expressly stated in any document assigning or conveying the property hereby leased or any part thereof to Lessors' immediate family or a trust created for the benefit of Lessors and/or Lessors' immediate family, and said document shall be duly recorded.

          b. If Lessee (including, its successors, assigns, subsidiaries or transferees) desires to dispose, assign or sell any of its leasehold interest in and to the property, except by transfer to Lessee's subsidiary or affiliated company or companies, Lessee shall first offer the same in writing to Lessors who shall have ninety (90) days within which to purchase the same upon the terms offered by Lessee. If Lessors do not exercise this option to purchase on or before the expiration of said ninety (90) day period, the interest may be so transferred by Lessee to any person, company, corporation or association, subject to paragraph 16 of this Lease. If Lessee, its successors, assigns, subsidiaries or transferees shall from time to time change the terms of the offering, then Lessors shall have the first opportunity to purchase upon the terms of the new offering. Under no circumstances shall any arrangement whatsoever be made to circumvent Lessors' right to purchase the lease as provided herein.

     27. JOINT USE OF PROPERTIES: Both lots as described above are to be used
         -----------------------
for the benefit of each other. Lessors, jointly and severally, consent to Lessee constructing buildings and improvements across the lot lines. If Lessors' approval on other documents are required to allow for the construction or building across the lot lines, then Lessors shall execute such documents.

     IN WITNESS WHEREOF, this Lease is dated the day and year first above written.

LESSORS:                               LESSEE:

/s/ Eduardo G. Camacho                 PACIFIC TYRE CAPITAL
--------------------------             INVESTMENT, INC.
 EDUARDO G. CAMACHO

/s/ Irene W. Camacho                   By:/s/ Harold Friend
--------------------------                ----------------------
IRENE W. CAMACHO                       Name:  HAROLD FRIEND
                                            --------------------
                                       Title:  President
                                             -------------------

/s/ Josefina C. Tanaka
--------------------------
JOSEFINA C. TANAKA

                           Exhibit "D" Page 10 of 34

TERRITORY OF GUAM    )
                     ) ss:
CITY OF AGANA        )


     On this 4th day of November, 1992, before me a Notary Public in and for the Territory of Guam, personally appeared EDUARDO G. CAMACHO, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date last above written.

                                           /s/ Dorothy C. Seagraves
                                           --------------------------
                                           Notary Public
                                               DOROTHY C. SEAGRAVES
                                                  NOTARY PUBLIC
                                           In and for the Territory of Guam
                                          My Commission Expires: Aug. 28, 1993

TERRITORY OF GUAM )
                  ) ss:
CITY OF AGANA     )

     On this 4th day of November, 1992, before me a Notary Public in and for the Territory of Guam, personally appeared IRENE W. CAMACHO, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date last above written.

                                           /s/ Dorothy C. Seagraves
                                           --------------------------
                                           Notary Public
                                               DOROTHY C. SEAGRAVES
                                                  NOTARY PUBLIC
                                           In and for the Territory of Guam
                                          My Commission Expires: Aug. 28, 1993

                           Exhibit "D" Page 11 of 34

TERRITORY OF GUAM )
                  ) SS:
CITY OF AGANA     )

     On this day of Nov 11 1992, 1992, before me a Notary Public in and for the Territory of Guam, personally appeared JOSEFlNA C. TANAKA, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have herento set my hand and affixed my official seal the date last above written.

                                      /s/ Martie E. LaGuana
                                     --------------------------
                                     Notary Public
                                          Marie E. LaGuana
                                          NOTARY PUBLIC
                                 In and for the Territory of Guam.
                                  My Commission expires: 11/12/94


STATE OF ARIZONA   )
                   ) SS:
COUNTY OF PHOENIX  )

                           Exhibit "D" Page 12 of 34

TERRITORY OF GUAM )
                  ) SS:
CITY OF AGANA     )


     On this 13th day of November, 1992, before me a Notary Public in and for the Territory of Guam, personally appeared HAROLD FRIEND, known to me to be the authorized representative of PACIFIC TYRE CAPITAL INVESTMENT, INC., whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed on behalf of PACIFIC TYRE CAPITAL INVESTMENT, INC. for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date last above written.

                                            /s/ Cynthia T. Guerrero
                                          -----------------------------
[Notary Seal Appears Here]                Notary Public

                           Exhibit "D" Page 13 of 34

-------------------------------------------------------------------------------
RECORDATION        )
                   )
DEPARTMENT         )
                   )
OF                 )
                   )
LAND               )
                   )
MANAGEMENT         )
-------------------------------------------------------------------------------

                                LEASE AGREEMENT


          THIS LEASE AGREEMENT is made and entered into this 6th day of April, 1992, by and between CARMELINA J. OUANO, whose address is Post Office Box 1847, Agana, Guam, 96911 ("Lessor"), and PACIFIC TYRE CAPITAL INVESTMENTS, INC., a Guam Corporation, whose address is 180 Chalan San Antonio Road, Tamuuning, Guam 96911 ("Lessee").

          Lessor owns the parce1 of land described hereinbelow, and Lessor desires to lease such land to Lessee and Lessee desires to lease the same from Lessor.

          Lessor and Lessee mutually desire to enter into this lease to define their rights, duties, and obligations relating to the lease of the subject parcel of land.

          NOW, THEREFORE, in consideration of the premises and the terms, covenants, and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee enter into this lease and agree as follows:

                           Exhibit "D" Page 14 of 34

Lease Agreement/Ouano                                              Page 2


          1.   Premises

          Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described parcel of land (the "Premises"):

              Lot No. 2146-3-13, consisting of an area of 508.12 square meters, Tamuning, Municipality of Dededo, Guam

              Lot No. 2146-3-12, consisting of an area of 735.12 square meters (revised 702.29), Tamuning, Municipality of Dededo, Guam

              Lot No. 2146-3-11, consisting of an area of 626.51 square meters, Tamuning, Municipality of Dededo, Guam



          TOGETHER WITH all and singular, the tenements, rights, easements, privileges, improvements, and appurtenances to the same belonging or appertaining or held and enjoyed in connection therewith.

          2.   Original Term

          The original term of this lease shall be for a period of fifty (50) years, commencing April 6, 1992 and ending on April 6, 2042.

          3.   Rent

          Lessee shall prepay in advance the sum of $20,000.00 on April 6, 1992 and $16,000.00 on September 6, 1992 for one (1) year's rent.Commencing April 6, 1993 Lessee shall pay rental to Lessor on the sixth (6) day of each month thereafter, in the amount of $3,000.00. On each fifth anniversary of the original term of this lease, rental shall increase by 12 1/2%.

                           Exhibit "D" Page 15 of 34

Lease Agreement/Ouano                                               Page 3


          4.   Option to Extend

          Lessee shall have the option to extend the term of this lease for an additional fifty (50) years upon the same terms, covenants and conditions as provided herein for the original term except the amount of rent to be paid during the extended term shall be as hereinafter provided. The option to extend the term of this lease shall be deemed to have been automatically exercised and the term extended unless Lessee shall have given Lessor not less than sixty (60) days written notice, prior to the expiration of the original term hereof, of its election not to extend the term of this lease.

          5.   RENT DURING EXTENDED TERM

          The rent to be paid by Lessee to Lessor during the extended term shall increase to nine percent (9%) of the land value of the then existing use of the premises at the end of the original term of this lease ending on April 6, 2042; in any event, the rental for the first five (5) years of the extended term shall not be less then the rental for the last five (5) years of the original term. After each fifth anniversary of the extended term of this lease, the rent to be paid by Lessee to Lessor shall be increased by twelve and one-half percent
(12 1/2%) over nine percent (9%) of the land value of the then existing use of the premises at the end of the original term of this lease.

                           Exhibit "D" Page 16 of 34

Lease Agreement/Ouano                                                  Page 5


construction on the premises for which the value of said improvement or construction exceeds the sum of Ten Thousand Dollars ($l0,000.00), Lessee's contractor shall secure a bond naming Lessor as co-obligee.

          During the term of this lease, title to any and all buildings or improvements situated or erected on the premises and the building equipment, fixtures, or other items installed thereon and any alterations or additions thereto shall remain in Lessee, and Lessee shall be the owner of the same. Upon expiration of this lease and any extensions hereof all improvements remaining on the premises shall become the property of Lessor free and clear of all liens and encumbrances. Further, said improvements will be in reasonable condition, normal wear and tear excepted.

          9.   Assignment

          Lessee may, at any time and from time to time, assign or mortgage and encumber this lease, in whole or in part, and sublet all or any part of the premises or any improvements thereon or space in said improvements, upon Lessor's written consent. Lessor's written consent shall not be unreasonably withheld. Lessor shall be deemed to have consented to Lessee's assignment or sublease, unless Lessor shall have given Lessee written notice within thirty
(30) days after Lessee's request for Lessor's consent, of Lessor's objection to Lessee's assignment or sublease.

                           Exhibit "D" Page 18 of 34

Lease Agreement/Ouano                                                Page 4


          6.   Quiet Enjoyment

          Lessor shall put and keep Lessee in actual possession of the premises at the beginning of and throughout the term of this lease, as may be extended. Lessor warrants and represents that she is the sole and lawful owner of the premises in fee simple and that she has the right to enter into and make this lease. Lessor covenants and agrees that Lessee, upon paying the rent required hereunder, shall lawfully, peacefully, and quietly have, hold, use, occupy, and enjoy the premises without interruption or disturbance by Lessor or by any persons claiming by, from, under, or against Lessor throughout the term of this lease and any extension of such lease term.

          7.   Use

          The premises may be used and occupied for any lawful purpose whatsoever.

          8.   Alterations, Improvements, and Replacements

          Lessee may, on all or any part of the premises, make any alterations, changes, replacements, and additions in and to the premises, including the contour and grade thereof, and the additions, buildings, and improvements constructed thereon, including, without limitation, the demolition and/or reconstruction of any buildings and improvements or structures which may be situated or erected on the premises. In the event Lessee undertakes any improvement or

                           Exhibit "D" Page 17 of 34

Lease Agreement                                                   Page 6


          10.  Taxes and Assessments

          Lessee shall pay all taxes, assessments, and other charges levied on or assessed against the premises and improvements located on the premises during the lease term or extensions thereof. Lessee shall make all such payments directly to the taxing authority. Taxes, assessments, and charges shall be prorated between the parties on a daily basis as of the date of this lease. Lessee may contest in good faith the validity or amount of any tax, assessment, or charge. Any return or rebate from any taxing authority on account of any tax or assessment shall be the sole property of the Lessee.

          11.  Payment of Utilities

          Lessee shall pay and be responsible for all charges for water, power, and other utilities installed and supplied to and on the premises through the term of this lease and any extensions thereof.

          12.  Maintenance

          Lessee shall, at its own cost and expense, maintain all of the improvements on the premises in good repair and condition throughout the term of this lease, including any extension term and in accordance with all applicable laws, rules, regulations, and ordinances of federal, local, or other governmental agencies having or claiming jurisdiction.

          13.  Lessee's Right to Mortgage the Leasehold

          Lessee may, at any time and from time to time, subject the leasehold estate and any or all improvements to one or more mortgages or

                           Exhibit "D" Page 19 of 34

Lease Agreement/Ouano                                               Page 7


other liens as security for a loan or loans or other obligations of Lessee, with the consent of Lessor and its (Lessor shall be deemed to have consented to Lessee's encumbrance or mortgage unless Lessor shall have given Lessee written notice within ten (10) days after Lessee's request for Lessor's consent, of Lessor's objection to Lessee's encumbrance or mortgage) lender, if any, which consent shall not be unreasonably withheld, provided that:

          (a) The mortgage or other lien shall be subject to all of the terms and conditions of this lease and to the rights and interest of Lessor except as specifically provided to the contrary in this lease.

          (b) Lessee shall notify Lessor of the creation of each such mortgage or other lien and deliver to Lessor a true copy of the note and mortgage or other lien documents.

          (c)     Consent to Cancellation

          There shall be no cancellation, surrender, amendment, or modification of this lease without the prior consent in writing of any leasehold mortgagee or secured party except in accordance with the terms hereof.

          (d)     Notice

          Lessor shall, upon serving upon Lessee any notice of default as provided for herein, at the same time send a copy of such notice upon any leasehold mortgagee or secured party, and any notice by Lessor to

                           Exhibit "D" Page 20 of 34

Lease Agreement/Ouano                                               Page 8


Lessee hereunder shall not be deemed to have been effectively given as to such mortgagee or secured party, unless a copy thereof has been sent by regular first-class mail to existing leasehold mortgagees and secured parties which Lessee has previously notified Lessor are in existence.

          (e)  Remedy

          Any leasehold mortgagee or secured party, in case Lessee shall be in default hereunder, shall, with the term herein provided, have the right to remedy such default, or cause the same to be remedied, and Lessor shall accept such performance by or at the instigation of such leasehold mortgagee or secured party as if the same had been performed by Lessee. For the purposes hereof, no event of default shall be deemed to exist under this lease in respect to the performance of work required to be performed, or of acts to be done, or of conditions to be remedied, if steps shall, in good faith, have been commenced within the time permitted therefor to rectify the same and shall be prosecuted to completion with diligence and continuity. Anything herein contained to the contrary notwithstanding, upon the occurrence of an event of default, other than an event of default due to a default in the payment of money, Lessor shall take no action to effect the termination of this lease if any leasehold mortgagee or secured party after notice from Lessor as herein provided, acts diligently within a reasonable time thereafter to accomplish one of the following, either
(i) to obtain

                           Exhibit "D" Page 21 of 34

Lease Agreement/Ouano                                               Page 9


possession of the premises (including possession by receiver), or (ii) to institute, prosecute, and complete foreclosure proceedings or otherwise acquire Lessee's interest under this lease with diligence. Such mortgagee or secured party upon obtaining possession or acquiring Lessee's interest under this lease shall be required promptly to cure all defaults, provided, however, that such mortgagee or secured party shall not be obligated to continue such possession or to continue such foreclosure proceedings after such defaults have been cured. Any default by Lessee, not reasonably susceptible of being cured, shall be deemed to have been waived by Lessor upon completion of such foreclosure proceedings or upon such acquisition of Lessee's interest in this lease, except that any such events of default which are reasonably susceptible of being cured after such completion and acquisition shall then be cured with reasonable diligence.

          (f)  Foreclosure

          Any leasehold mortgagee or secured party shall have the right at any time during the term of this lease to realize on the security afforded by the leasehold estate by exercising foreclosure proceedings or power of sale or other remedy afforded in law or in equity or by any applicable mortgage or security documents and to transfer, convey, or assign the title of Lessee to the leasehold estate created hereby to any purchaser at any foreclosure sale, and to acquire and succeed to the interest of Lessee hereunder by virtue of any such foreclosure sale.

                           Exhibit "D" Page 22 of 34

Lease Agreement/Ouano                                              Page 10


Such mortgagee or secured party, or its assignee or designee, or other purchaser in foreclosure proceedings may become the legal owner and holder of this lease through such foreclosure proceedings or by assignment of this lease in lieu of foreclosure.

          (g) It is acknowledged by Lessee that it shall have no right to mortgage the fee simple interest of the Lessor.

          14. Estoppel Certificate

          Lessor agrees, at any time and from time to time, at no cost or expense to Lessee, upon request of Lessee, to execute, acknowledge and deliver to Lessee for the benefit of Lessee or any actual or potential lender, creditor, inventor, or successor Lessee, within ten (10) days of the request, a statement in writing certifying that this lease is unmodified and in full force and effect and Lessee is not in default (or if modified, in full force and effect as modified and stating the modifications, or if there is any default stating such default), the dates to which rent or other sums have been paid in advance and setting forth such further information with respect to this lease or the premises as may be requested thereon, it being understood that any such statement delivered pursuant hereto may be relied upon by Lessee or any actual or prospective purchaser, mortgagee, assignee, beneficiary, or other party.

                           Exhibit "D" Page 23 of 34

Lease Agreement/Ouano                                              Page 11


          15.     Right Of First Refusal

          In the event that Lessor (including, its successors, assigns, subsidiaries or transferees) desires to dispose, assign or sell any interest in and to the premises in fee or otherwise, except by transfer by desire to Lessor's immediate family or transfer to a trust created for the benefit of Lessor and/or Lessor's immediate family, Lessor shall first offer the same in writing to Lessee who shall have sixty (60) days within which to purchase the same upon the terms offered by Lessor. If Lessee does not exercise this option to purchase on or before the expiration of said sixty (60) day period, the interest may be so transferred to any person. In the event Lessor, her successors, assigns, subsidiaries or transferees shall from time to time change the terms of the offering or in the event Lessor shall have transferred her interests to a trust created from the benefit of Lessor and/or Lessor's immediate family, and such transferees shall either change the terms of the offering or desire to dispose, assign or sell any interest in the premises, Lessee shall have the first opportunity to purchase upon the terms of the new offer by Lessor's immediate family or by a trust created for the benefit of Lessor and/or Lessor's immediate family.

          Under no circumstances shall any arrangement whatsoever be made to circumvent Lessee's right to purchase the premises in fee as provided herein. The condition contained in this paragraph shall be a

                           Exhibit "D" Page 24 of 34

Lease Agreement/Ouano                                                Page 12


covenant running with the land, and shall be expressly stated in any document assigning or conveying the premises hereby leased or any part thereof to Lessor's immediate family or a trust created for the benefit of Lessor and/or Lessor's immediate family, and said document shall be duly recorded.

          16.  Warranties of Lessor

          (a) Lessor warrants and represents that Lessor has all rights and interest in the entire premises, including, without limitation, marketable title to convey the premises as provided under the terms of this lease.

          (b) There are no leases or subleases affecting or encumbering the premises.

          (c) At closing, all real property taxes shall be current.

          (d) The premises have never been used in the past and at the time of closing in the application, use, storage, handling or disposal of pollutants, toxic or hazardous substances. In the event of breach of this warranty, Lessee shall have the right to terminate this lease and surrender the premises to Lessor with no liability to Lessor or third parties.

          (e) There are no improvements of any nature owned by adjoining property owners which encroach upon the premises.

          (f) There are no improvements or conditions affecting thee possession, use and quiet enjoyment of the premises by Lessee.

                           Exhibit "D" Page 25 of 34

Lease Agreement/Ouano                                              Page 13



          17.     Condemnation

          In the event the entire premises is taken for public purposes by condemnation as a result of any action or proceeding in eminent domain, or shall be transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, this lease and all of the right, title, and interest hereunder shall terminate and cease on the date title to the premises so taken or transferred vests in the condemning authority.

          In the event of taking or transfer of only a portion the premises leaving a remainder in such location, or in such form, shape, or reduced size as to be not effectively and practicably usable, this lease and all right, title, and interest thereunder shall cease on the date title of the premises or the portion thereof so taken or transferred vests in the condemning authority.

          In the event of such taking or transfer of only a portion of the premises leaving the remainder in such location, or in such form, shape, or size as to be effectively and practicably usable in the opinion of Lessee, this lease shall terminate and end as to the portion of the premises so taken or transferred as of the date title to such portion vests in the condemning authority, but shall continue in full force and effect as to the portion of the premises not so taken or transferred. In such event, the rent payable hereunder shall be reduced in proportion to the area of the premises taken.

          All compensation and damages awarded for the taking of all buildings and other improvements whatsoever on the premises or any

                           Exhibit "D" Page 26 of 34

Lease Agreement/Ouano                                              Page 14


portion thereof shall belong to and be the property of Lessee; provided however, Lessor shall be entitled to receive an award and compensation from the condemning authority for the value of its remainder interest in the premises. Furthermore, Lessee shall be entitled to the award for and on account of any cost or loss Lessee may sustain in the removal of Lessee's fixtures, equipment, and furnishings from the premises, or as a result of any alterations, modifications, or repairs may be reasonably required by Lessee in order to place the remaining portion of the premises not so condemned in a suitable condition for the continuance of Lessee's interest in the balance of the lease term, or on account of any diminution in value of its leasehold estate hereunder. All interested parties may independently file separate claims in the condemnation proceedings for the purpose of having the value of their respective claims determined.

          18.  Default

          The following shall constitute a default or breach of this lease by
Lessee:

          (a) If Lessee shall fail to pay Lessor any rent or any amounts owed herein within thirty (30) days after written notice of said default from Lessor, provided that Lessee at its election may be liable to Lessor for the amount of any arrears not paid and tender such amount to Lessor. In this case, the lease shall be peaceably surrendered to Lessor together with any improvements thereof. Lessor will then have no further recourse or remedy against Lessee, in law or in equity.

                           Exhibit "D" Page 27 of 34

Lease Agreement/Ouano                                              Page 15


          (b) If Lessee shall fail in the performance of a covenant or agreement on its part to be performed in this lease other than the payment of rent, and such default shall not have been cured within thirty (30) days after written notice of said default from Lessor.

          (c) If such default cannot, with due diligence, be cured within thirty
(30) days, and Lessee shall not have commenced the remedying thereof within such period (it being intended in connection with default not susceptible of being cured by Lessee within thirty (30) days that the time within which to remedy the same shall be extended for such period as may be necessary to complete the same with due diligence), then Lessor shall have the rights and remedies granted to Lessor in law and equity not inconsistent with the specifications and provisions of this lease.

          (d) In the event Lessee assigns any part of this lease or sublets any part of the improvements thereon or space in said improvements pursuant to paragraph 9 supra, any default of Lessee under this paragraph shall not be
            -----
grounds for deeming any partial assignment or partial sublease in default and any rental payments paid by Lessee's sublessee shall be tendered to Lessor.

          19.  Mortgagee's Notice and Right to Cure .

          Provided Lessor has been notified of the name and address of the holder of a leasehold mortgage, Lessor agrees to provide such mortgagee with a copy of all required notices of default sent to Lessee. Such mortgagee shall have the opportunity to either cure the default

                           Exhibit "D" Page 28 of 34

Lease Agreement/Ouano                                              Page 16


within the required time term or to commence foreclosure. If foreclosure is commenced, Lessor shall not pursue any remedy for default during the pendency of the foreclosure proceedings so long as the qualifying mortgagee prosecutes it diligently to conclusion and pays all rents and performs all other covenants and conditions of this lease requiring the payment of expenditure of money by the Lessee until the leasehold estate is released from the mortgage or until it is transferred or assigned to a new Lessee who expressly assumes and agrees to pay and perform Lessee's remaining obligations under this lease.

          20.  Partial Invalidity

          If any term, condition, or provision of this lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

          21.  Indemnity Clause

          Lessee shall indemnify and hold Lessor harmless against all expenses, liabilities, demands, and claims of any kind whatsoever, by or on behalf of any person or entity arising out of either: (1) a failure by Lessee to perform any of the terms or conditions of this lease; (2) any injury or damage happening on or about the premises, including damage to the premises and personal injury, arising out of or in connection with the use or occupancy of the premises by Lessee or any other person or entity claiming under Lessee, or any accident, fire, or

                           Exhibit "D" Page 29 of 34

Lease Agreement/Ouano                                                Page 17


nuisance on the premises, or any failure by Lessee to keep the premises in a safe condition; (3) failure to comply with any law or any governmental authority; or (4) any mechanic's lien or security interest filed against the premises or equipment, materials, or alterations of buildings or improvements thereon.

          22. Insurance

          (a) Fire and Casualty Insurance.  Lessee at Lessee's option and at
              ---------------------------
its own expense may keep insured all improvements erected on the premises against the loss or damage by fire or other casualty. Any insurance proceeds payable with respect to any loss to any improvements erected on the premises shall belong to Lessee and Lessor shall have no right, claim or interest therein.

          (b) Personal Injury and Property Damage Insurance.  Lessee shall
              ---------------------------------------------
obtain, keep and maintain in full force and effect, at its sole cost and expense insurance against liability for bodily injury and property damage liability insurance with a single limit of not less than ONE MILLION DOLLARS ($1,000,000.00) per accident, all in respect to bodily injury or property damage arising out of Lessee's use and occupancy of the premises. This insurance policy shall name Lessor as an additional insured.

          23. Attorneys' Fees

          Should either party commence any legal action or proceeding against the other based upon this lease, or any provision hereof,

                           Exhibit "D" Page 30 of 34

Lease Agreement/Ouano                                              Page 18


including, without limitation, this provision, the prevailing party shall be entitled to an award of attorneys' fees.

          24.  Government Restrictions

          (a) At the request of Lessee, Lessor shall, from time to time, execute and deliver or join in the execution and delivery of such documents as are appropriate, necessary or required under the laws of the Territory of Guam for Lessee's development plans for the premises, including, without limitation, applications for zone changes or use variances.

          (b) Lessee shall not grant any easements or rights of ways without prior notice to Lessor, and any easements or rights of way granted by Lessee shall not extend beyond the term of this lease or extensions thereof.

          25.  Additional Instruments

          The parties agree to execute and deliver any instruments in writing reasonably necessary to carry out the agreement, term, condition, or assurance in the lease whenever the occasion shall arise and request for such
instruments shall be made.   The execution and delivery of any such instrument
shall be at the expense of the requesting party.

          26.  Interpretation

          The language and all parts of this lease shall be in all cases construed simply, according to its fair meaning and the laws of the

                           Exhibit "D" Page 31 of 34

Lease Agreement/Ouano                                            Page 19


Territory of Guam, and not strictly for or against Lessor or Lessee. Captions in paragraph headings contained herein are for convenience and reference only, and shall not be deemed to limit or in any manner restrict the content of the paragraph to which they relate.

          27.  Binding Effect

          This lease and the terms, covenants, and conditions herein shall extend to and be binding upon the parties, their respective heirs, legal representatives, successors, and assigns.

          28.  Notice

          All notices to be given with respect to this lease shall be in writing. Each notice shall be sent by registered or certified mail, postage prepaid, and return receipt requested, to the party to be notified at the address first above written or at such other address as either party may from time to time designate in writing. Nothing contained herein shall be construed to preclude personal service of any notice in the manner prescribed for personal service of a summons or other legal process.

          29.  Entire Agreement

          This lease contains the entire agreement of the parties in respect to Lessee's tenancy, use, and occupancy of the premises, and no other agreement, statement, pertaining to the same shall be valid or of any force or effect. This lease shall not be subject to modification except in writing signed by the parties hereto.

                           Exhibit "D" Page 32 of 34

Lease Agreement/Ouano                                              Page 20


          30.  Water and Power (Electricity) Availability

          Lessee under this lease agreement acknowledges that water and power (electricity) are immediately available on the premises or within one hundred
(100) feet thereof.

                                               LESSOR:

                                               /s/ Carmelina J. Ouano
                                               ---------------------------------
                                               CARMELINA J. OUANO


Territory of Guam     )
                      )   ss:
City of Agana         )

          On this 9th day of April, 1992, before me, a Notary Public in and for the Territory of Guam, personally appeared CARMELINA J. OUANO, known to me to be the person who executed the foregoing Lease Agreement, and acknowledged to me that she executed the same as a free and voluntary act for the purposes therein expressed.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date last above written.


                                           /s/ Darla Lee Benito
                                           -------------------------------
)SEAL(                                     NOTARY PUBLIC

                                                  DARLA LEE BENITO
                                                    NOTARY PUBLIC
                                           IN AND FOR THE TERRITORY OF GUAM
                                         MY COMMISSION EXPIRES: JULY 15, 1992

                           Exhibit "D" Page 33 of 34

LEASE Agreement/Ouano                                                Page 21



                                            LESSEE:

                                            PACIFIC TYRE CAPITAL
                                            INVESTMENTS, INC.


                                            BY:/s/ Harold Friend
                                               -------------------------------
                                               HAROLD FRIEND, PRESIDENT


State of Arizona     )
                     )  ss:
County of Phoenix    )

          On this 6th day of Apri1, 1992, before me, a Notary Public, in and for the State of Arizona, personally appeared HAROLD FRIEND, a duly authorized representative of PACIFIC TYRE CAPITAL INVESTMENTS, INC., known to me to be the person who executed the foregoing Lease Agreement, and acknowledged to me that he executed the same on behalf of PACIFIC TYRE CAPITAL INVESTMENTS, INC., for the purposes and considerations contained therein.

           IN WITNESS WHEREOF, I have hereunto set my hands and affixed my official seal the date last above written.


                                               /s/ Jack A. Harvey
) SEAL(                                        ----------------------------
My commission expires May 26, 1995             NOTARY PUBLIC

                           Exhibit "D" Page 34 of 34